R. GOPAL & ASSOCIATES
CHARTERED ACCOUNTANTS
G- 1, Ground Floor, South Extension-II,New Delhi-110049
Ph.: 011- 41649623, 41649624,41649625,41649626

Independent Auditors' Report

To the Members of SMC Global Securities Limited

Report on the Audit of the Consolidated Financial Statements

Opinion

We have audited the accompanying consolidated financial statements of **SMC Global Securities Limited** ("the Holding Company") and its subsidiaries (the Holding Company and its subsidiaries together referred to as "the Group"), its jointly controlled entity, which comprise the Consolidated Balance Sheet as at March 31, 2019, the Consolidated Statement of Profit and Loss (including Other Comprehensive Income), the Consolidated Statement of Changes in Equity and the Consolidated Statement of Cash Flows for the year ended on that date, and a summary of the significant accounting policies and other explanatory information (hereinafter referred to as "the consolidated financial statements").

In our opinion and to the best of our information and according to the explanations given to us, the aforesaid consolidated financial statements give the information required by the Companies Act, 2013 (the "Act") in the manner so required and give a true and fair view in conformity with Indian Accounting Standards prescribed under section 133 of the Act read with the Companies (Indian Accounting Standards) Rules, 2015, as amended ("Ind AS") and other accounting principles generally accepted in India, of the consolidated state of affairs of the Group as at March 31, 2019, the consolidated profit, consolidated total comprehensive income, consolidated changes in equity and its consolidated cash flows for the year ended on that date.

Basis for Opinion

We conducted our audit of the consolidated financial statements in accordance with the Standards on Auditing (SAs) specified under section 143(10) of the Act (SAs). Our responsibilities under those Standards are further described in the Auditor's Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are independent of the Group in accordance with the Code of Ethics issued by the Institute of Chartered Accountants of India (ICAI) together with the independence requirements that are relevant to our audit of the consolidated financial statements under the provisions of the Act and the Rules made thereunder, and we have fulfilled our other ethical responsibilities in accordance with these requirements and the ICAI's Code of Ethics. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion on the consolidated financial statements.

Key Audit Matters

Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the consolidated financial statements of the current period. These matters were addressed in the context of our audit of the consolidated financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters. We have determined the matters described below to be the key audit matter to be communicated in our report.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

Key Audit Matter	Auditor's Response
Monitoring of trade receivables and adequacy of allowances for impairment	**Audit Procedures Performed:**
These are the Group first Ind AS financial statements applicable from April 1, 2018 with date of transition to Ind AS April 1, 2017. The adequacy of the allowance for impairment of trade receivable is subjective due to the high degree of judgments applied by the management in determining the timing of recognition and estimation in size of impairment provisions at the balance sheet date. We have accordingly designated this as a focus area in the audit	Our audit included but was not limited to the following procedures:- We evaluated the design and tested the operating effectiveness of controls over impairment process. We tested management's process and control for credit as well as assessed, calculated and accounted for the allowances for credit losses. We have checked the ageing obtained from the system and checked it for correctness on sample basis. We have also checked the result of the statistical model built to compute the expected credit loss (ECL). We have checked the full model on the overall basis based on the category of the trade receivable and securities held with the company. We tested the appropriateness of the methodology & assumptions under lying the ageing buckets. We tested the information's used in the model, back to source systems and input data. The combination of these test of controls and procedures performed, gave us a sufficient evidence to enable us to rely that impairment provisions made by the management are within reasonable range of outcomes.

Information Other than the Consolidated Financial Statements and Auditor's Report Thereon

The Company's Board of Directors is responsible for the preparation of the other information. The other information comprises the information included in the Management Discussion and Analysis, Board's Report including Annexure to Board's Report, Business Responsibility Report, Corporate Governance and Shareholder's Information, but does not include the consolidated financial statements and our auditor's report thereon. The above-referred information is expected to be made available to us after the date of this audit report.

Our opinion on the consolidated financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

R. GOPAL & ASSOCIATES
S.K. AGARWAL
NEW DELHI
M.No. 093209
CHARTERED ACCOUNTANTS

In connection with our audit of the consolidated financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the consolidated financial statements or our knowledge obtained during the course of our audit or otherwise appears to be materially misstated. If, based on the work we have performed, we conclude that there is a material misstatement of this other information; we are required to report that fact.

When we read the other information, if we conclude that there is a material misstatement therein, we are required to communicate the matter to those charged with governance and take appropriate actions necessitated by the circumstances and the applicable laws and regulations.

Responsibilities of Management and Those Charged with Governance for the Consolidated Financial Statements

The Holding Company's Board of Directors is responsible for the matters stated in section 134(5) of the Act with respect to preparation of these consolidated financial statements that give a true and fair view of the consolidated financial position, consolidated financial performance, consolidated total comprehensive income, consolidated changes in equity and consolidated cash flows of the Group in accordance with the Ind AS and other accounting principles generally accepted in India. The respective Board of Directors of the companies included in the Group are responsible for maintenance of the adequate accounting records in accordance with the provisions of the Act for safeguarding the assets of the Group and for preventing and detecting frauds and other irregularities; selection and application of appropriate accounting policies; making judgments and estimates that are reasonable and prudent; and design, implementation and maintenance of adequate internal financial controls, that were operating effectively for ensuring the accuracy and completeness of the accounting records, relevant to the preparation and presentation of the consolidated financial statements that give a true and fair view and are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, the respective Board of Directors of the companies included in the Group are responsible for assessing the Group's ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Group or to cease operations, or has no realistic alternative but to do so.

The respective Board of Directors of the companies included in the Group and Joint venture are also responsible for overseeing the financial reporting process of the Group and Joint venture.

Auditor's Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with SAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these consolidated financial statements.

As part of an audit in accordance with SAs, we exercise professional judgment and maintain professional skepticism throughout the audit. We also

R. GOPAL & ASSOCIATES
S.K. AGARWAL
NEW DELHI
M.No. 093209
CHARTERED ACCOUNTANTS

- Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.
- Obtain an understanding of internal financial controls relevant to the audit in order to design audit procedures that are appropriate in the circumstances. Under section 143(3)(i) of the Act, we are also responsible for expressing our opinion on whether the Company and its subsidiary companies which are companies incorporated in India, has adequate internal financial controls system in place and the operating effectiveness of such controls.
- Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.
- Conclude on the appropriateness of management's use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the ability of the Group to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor's report to the related disclosures in the consolidated financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor's report. However, future events or conditions may cause the Group to cease to continue as a going concern.
- Evaluate the overall presentation, structure and content of the consolidated financial statements, including the disclosures, and whether the consolidated financial statements represent the underlying transactions and events in a manner that achieves fair presentation.
- Obtain sufficient appropriate audit evidence regarding the financial information of the entities or business activities within the Group to express an opinion on the consolidated financial statements. We are responsible for the direction, supervision and performance of the audit of the financial statements of such entities included in the consolidated financial statements, which have been audited by other auditors; such other auditors remain responsible for the direction, supervision and performance of the audits carried out by them. We remain solely responsible for our audit opinion.

Materiality is the magnitude of misstatements in the consolidated financial statements that, individually or in aggregate, makes it probable that the economic decisions of a reasonably knowledgeable user of the financial statements may be influenced. We consider quantitative materiality and qualitative factors in (i) planning the scope of our audit work and in evaluating the results of our work; and (ii) to evaluate the effect of any identified misstatements in the consolidated financial statements.

We communicate with those charged with governance of the holding company of which we are the independent auditors regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide those charged with governance with a statement that we have complied with relevant ethical requirements regarding independence, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

From the matters communicated with those charged with governance, we determine those matters that were of most significance in the audit of the consolidated financial statements of the current period and are therefore the key

R. GOPAL & ASSOCIATES
S.K. AGARWAL
NEW DELHI
M. No. 093209
CHARTERED ACCOUNTANTS

audit matters. We describe these matters in our auditor's report unless law or regulation precludes public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.

Other Matters

We did not audit the financial statements / financial information of nine subsidiaries, three step down subsidiaries and one Jointly controlled entity whose financial statements / financial information reflect total assets of Rs 1,14,030.29 lakhs as at 31st March 2019, total revenues of Rs Rs 37,627.08 lakhs and net cash outflows amounting to Rs 1308.23 lakhs for the year ended on that date. The financial statements / financial information of one Joint venture which reflect group share of net loss of Rs (0.02) lakhs for the year ended 31st March 2019. These financial statements / financial information have been audited by other auditors whose reports have been furnished to us by the management and our opinion on the consolidated financial statements, in so far as it relates to the amounts and disclosures included in respect of these subsidiaries, step down subsidiaries and Jointly controlled entity , and our report in terms of sub-sections (3) and (11) of Section 143 of the Act, in so far as it relates to the aforesaid subsidiaries , step down subsidiaries and jointly controlled entity , are based solely on the reports of the other auditors.

Our opinion on the consolidated financial statements, and our report on Other Legal and Regulatory Requirements below, is not modified in respect of the above matters with respect to our reliance on the work done and the reports of the other auditors

Report on Other Legal and Regulatory Requirements

1. As required by Section 143(3) of the Act, we report, to the extent applicable, that:

   a. We have sought and obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit of the aforesaid consolidated financial statements.

   b. In our opinion, proper books of account as required by law relating to preparation of the aforesaid consolidated financial statements have been kept so far as it appears from our examination of those books and the reports of the other auditors.

   c. The Consolidated Balance Sheet, the Consolidated Statement of Profit and Loss including (including Other Comprehensive Income), Consolidated Statement of Changes in Equity and the Consolidated Statement of ,Cash Flows dealt with by this Report are in agreement with the relevant books of account maintained for the purpose of preparation of the consolidated financial statements.

   d. In our opinion, the aforesaid consolidated financial statements comply with the Ind AS specified under Section 133 of the Act, read with Rule 7 of the Companies (Accounts) Rules, 2014.

   e. On the basis of the written representations received from the directors of the Company as on March 31, 2019 taken on record by the Board of Directors of the Company and its subsidiaries incorporated in India and the reports of the statutory auditors of its subsidiary companies incorporated in India, none of the directors of the Group companies incorporated in India is disqualified as on March 31, 2019 from being appointed as a director in terms of Section 164 (2) of the Act.

R. GOPAL & ASSOCIATES
S.K. AGARWAL
NEW DELHI
M. No. 093209
CHARTERED ACCOUNTANTS

f. With respect to the adequacy of the internal financial controls with reference to financial statements of the holding company and the operating effectiveness of such controls; refer to our separate Report in "Annexure A" which is based on the auditor's reports of the Company and its subsidiary companies incorporated in India. Our report expresses an unmodified opinion on the adequacy and operating effectiveness of the internal financial control with reference to financial statements of those companies, for reasons stated therein.

g. With respect to the other matters to be included in the Auditor's Report in accordance with the requirements of section 197(16) of the Act, as amended:

   In our opinion and to the best of our information and according to the explanations given to us, the remuneration paid by the Company to its directors during the year is in accordance with the provisions of section 197 of the Act.

h. With respect to the other matters to be included in the Auditor's Report in accordance with Rule 11 of the Companies (Audit and Auditors) Rules, 2014, as amended in our opinion and to the best of our information and according to the explanations given to us:

   i. The group and Jointly controlled entity has disclosed the impact of Pending litigations on its financial position in its financial statements- Refer note 39 to the consolidated financial statements,

   ii. The Group and Jointly controlled entity did not have any material foreseeable losses on long-term contracts including derivative contracts.

   iii. There were no amounts which were required to be transferred to the Investor Education and Protection Fund by the Holding Company, and its subsidiaries companies incorporated in India.

For R Gopal & Associates
Chartered Accountants
Firm Registration No.: 000846C

S.K. Agarwal
Partner
Membership No.: 093209

Date : 11th May 2019
Place : Gurugram

R. GOPAL & ASSOCIATES
S.K. AGARWAL
NEW DELHI
M.No. 093209
CHARTERED ACCOUNTANTS

Annexure - A to the Independent Auditors' Report

Report on the Internal Financial Controls under Clause (f) of Sub-section 3 of Section 143 of the Companies Act, 2013 ("the Act")

In conjunction with our audit of the consolidated financial statements of the Company as of and for the year ended 31st March 2019, we have audited the internal financial controls with reference to financial statements of SMC Global Securities Limited ("the Holding Company") and its subsidiary companies which are companies incorporated in India, as of that date.

Management's Responsibility for Internal Financial Controls

The Respective Board of Directors of the Holding Company and its subsidiary companies, which are companies incorporated in India, are responsible for establishing and maintaining internal financial controls based on the internal control over financial reporting criteria established by the Company considering the essential components of internal control stated in the Guidance Note on Audit of Internal Financial Controls over Financial Reporting issued by the Institute of Chartered Accountants of India ("ICAI'). These responsibilities include the design, implementation and maintenance of adequate internal financial controls that were operating effectively for ensuring the orderly and efficient conduct of its business, including adherence to company's policies, the safeguarding of its assets, the prevention and detection of frauds and errors, the accuracy and completeness of the accounting records, and the timely preparation of reliable financial information, as required under the Companies Act, 2013.

Auditors' Responsibility

Our responsibility is to express an opinion on the Company's internal financial controls with reference to financial statements based on our audit. We conducted our audit in accordance with the Guidance Note on Audit of Internal Financial Controls over Financial Reporting (the "Guidance Note") issued by ICAI and the Standards on Auditing, issued by ICAI and deemed to be prescribed under section 143(10) of the Companies Act, 2013, to the extent applicable to an audit of internal financial controls, both issued by the Institute of Chartered Accountants of India. Those Standards and the Guidance Note require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether adequate internal financial controls internal financial controls with reference to financial statements was established and maintained and if such controls operated effectively in all material respects.

Our audit involves performing procedures to obtain audit evidence about the adequacy of the internal financial controls with reference to financial statements and their operating effectiveness. Our audit of internal financial controls with reference to financial statements included obtaining an understanding of internal financial controls with reference to financial statements, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion on the Company's internal financial controls with reference to financial statements.

Meaning of Internal Financial Controls with reference to financial statements

A company's internal financial controls with reference to financial statements is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. internal financial controls with

R. GOPAL & ASSOCIATES
S.K. AGARWAL
NEW DELHI
M.No. 093209
CHARTERED ACCOUNTANTS

reference to financial statements includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorisations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorised acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Inherent Limitations of Internal Financial Controls with reference to financial statements

Because of the inherent limitations of internal financial controls with reference to financial statements, including the possibility of collusion or improper management override of controls, material misstatements due to error or fraud may occur and not be detected. Also, projections of any evaluation of the internal financial controls with reference to financial statements to future periods are subject to the risk that the internal financial control over financial reporting may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Opinion

In our opinion, the Holding Company and its subsidiary companies, which are companies incorporated in India, have, in all material respects, an adequate internal financial controls with reference to financial statements and such internal financial controls with reference to financial statements were operating effectively as at 31st March 2019, based on the internal financial controls with reference to financial statements criteria established by the Company considering the essential components of internal control stated in the Guidance Note on Audit of Internal Financial Controls Over Financial Reporting issued by the ICAI.

Other Matters

Our aforesaid reports u/s 143(3)(i) of the Act on the adequacy and operating effectiveness of the internal financial controls over financial reporting of the Holding company, insofar as it relates to eight subsidiaries and two step down subsidiaries which are companies incorporated in India, is based solely on the corresponding reports of the auditors of such companies incorporated in India.

For R Gopal & Associates
Chartered Accountants
Firm Registration No.: 000846C

S.K. Agarwal
Partner
Membership No.: 093209

Date : 11th May 2019
Place : Gurugram

SMC GLOBAL SECURITIES LIMITED

Consolidated Balance Sheet

₹ in Lakhs

Particulars	Note	As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
Assets				
Financial assets				
Cash and cash equivalents	5	7,142.77	7,366.26	12,744.10
Other bank balances	6	44,903.79	38,997.00	32,218.81
Receivables				
Trade receivables	7	78,631.87	41,464.90	35,382.63
Other receivables	8	4,067.56	4,281.27	4,233.47
Loans	9	57,052.65	54,911.43	30,009.22
Investments	10	19,520.10	13,568.28	21,131.67
Other financial assets	11	9,430.25	6,931.77	9,569.81
Non-financial assets				
Inventories	12	592.59	548.88	277.87
Current tax assets (net)	35	1,702.99	1,813.34	1,126.38
Deferred tax assets (net)	35	4,088.89	3,865.12	3,507.87
Assets held for sale	13	410.79	170.03	-
Investment property	14	-	-	106.86
Property, plant and equipment	15	3,349.62	3,482.46	3,251.96
Goodwill	16	-	-	396.81
Other intangible assets	17	133.73	169.19	182.67
Intangible work-in-progress	17	25.00	-	3.00
Other non-financial assets	18	3,142.88	3,729.42	5,333.59
Total assets		**2,34,195.48**	**1,81,299.35**	**1,59,476.72**
Liabilities and equity				
Liabilities				
Financial liabilities				
Payables				
Trade payables				
- to micro and small enterprises		-	-	-
- to other than micro and small enterprises		24,629.46	24,983.79	22,721.21
Other payables				
- to micro and small enterprises		-	-	-
- to other than micro and small enterprises		348.55	778.55	400.40
Debt securities	19	133.10	-	-
Borrowings	20	73,843.20	51,439.02	33,090.18
Deposits	21	1,372.97	898.86	295.44
Other financial liabilities	22	63,152.79	38,333.30	42,551.89
Non-financial liabilities				
Current tax liabilities (net)	35	278.51	80.34	221.71
Provisions	23	1,893.34	1,513.16	1,728.71
Other non-financial liabilities	24	1,243.60	1,402.08	593.45
Equity				
Equity share capital	25	2,262.69	2,262.69	2,262.69
Other equity		64,888.38	59,457.94	55,298.49
Non-controlling interest		148.89	149.62	312.55
Total liabilities and equity		**2,34,195.48**	**1,81,299.35**	**1,59,476.72**

The accompanying notes form an integral part of the consolidated financial statements. 1-44

In terms of our report of even date attached
For R. Gopal & Associates
Chartered Accountants
Firm Registration No. : 000846C

S.K Agarwal
Partner
Membership No. : 093209

R. GOPAL & ASSOCIATES S.K AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

Place: Gurugram
Date: May 11, 2019

For and on behalf of the Board

S.C. Aggarwal
Chairman &
Managing Director
DIN: 00003267

Mahesh C. Gupta
Vice-Chairman &
Managing Director
DIN: 00003082

Ajay Garg
Director & CEO
DIN: 00003166

Vinod Kumar Jamar
Group CFO

Suman Kumar
Company Secretary

SMC GLOBAL SECURITIES LTD. New Delhi

SMC GLOBAL SECURITIES LIMITED

Consolidated Statement of Profit and Loss

₹ in Lakhs

Particulars	Note	For the year ended March 31, 2019	For the year ended March 31, 2018
Revenue from operations			
Fee and commission income	26	43,331.25	36,909.20
Interest income	27	17,608.56	13,194.18
Dividend income		109.75	89.32
Net gain on proprietory trading		14,225.27	14,199.54
Total revenue from operations		**75,274.83**	**64,392.24**
Other income	28	672.24	1,143.82
Total income		**75,947.07**	**65,536.06**
Expenses			
Fee and commission expenses	29	34,155.88	27,426.50
Employee benefits expenses	30	14,957.47	13,677.50
Finance costs	31	6,287.79	4,614.58
Depreciation, amortization and impairment	32	1,134.58	858.64
Impairment on financial instruments	33	779.23	236.25
Other expenses	34	9,543.71	10,674.59
Total expenses		**66,858.66**	**57,488.06**
Profit before share of profit/(loss) of joint venture, exceptional item and tax		**9,088.41**	**8,048.00**
Share in profit/(loss) in joint venture		(0.02)	(107.20)
Profit before tax		**9,088.39**	**7,940.80**
Tax expense:			
Current tax	35	2,943.45	3,230.43
Deferred tax	35	(388.73)	(458.10)
Total tax expense		**2,554.72**	**2,772.33**
Profit after tax		**6,533.67**	**5,168.47**
Other comprehensive income			
Items that will not be reclassified subsequently to profit or loss			
Remeasurement of the net defined benefit liability / asset		(7.64)	94.92
Tax effect of Items that will not be reclassified subsequently to profit and loss		3.49	(27.49)
Items that will be reclassified subsequently to profit or loss			
Exchange difference on translation of foreign operation		152.97	3.70
Fair value changes on investments		75.49	100.05
Tax effect of Items that will be reclassified subsequently to profit and loss		(12.24)	(19.43)
Total other comprehensive income, net of tax		**212.07**	**151.75**
Total comprehensive income for the year (comprising of profit and other comprehensive income for the year)		**6,745.74**	**5,320.22**
Profit attributable to:			
Owners of the equity		6,534.23	5,330.02
Non controlling interest		(0.56)	(161.55)
Total comprehensive income attributable to:			
Owners of the equity		6,746.47	5,483.15
Non controlling interest		(0.73)	(162.93)
Earnings per equity share (Face value ₹ 2)			
Basic & Diluted (in ₹)	36	5.78	4.57
The accompanying notes form an integral part of the consolidated financial statements.	1-44		

In terms of our report of even date attached
For R. Gopal & Associates
Chartered Accountants
Firm Registration No. : 000846C

S.K Agarwal
Partner
Membership No. : 093209

Place: Gurugram
Date: May 11, 2019

For and on behalf of the Board

S.C. Aggarwal
Chairman & Managing Director
DIN: 00003267

Mahesh C. Gupta
Vice-Chairman & Managing Director
DIN: 00003082

Ajay Garg
Director & CEO
DIN: 00003166

Vinod Kumar Jamar
Group CFO

Suman Kumar
Company Secretary

SMC GLOBAL SECURITIES LIMITED

Consolidated Statement of Changes in Equity

₹ in Lakhs

Particulars	Equity share capital	Other equity										Total	Non controlling interest
		Reserves & surplus					Other comprehensive income				Total attributable to equity holders		
		Securities premium reserve	Retained earnings	General reserves	Capital reserve	Reserve fund u/s 45-IC of RBI act 1934 *	Remeasurement of the net defined benefit liability / asset	Exchange differences on translating foreign operations	Fair value changes in investments	Tax effect of other component of equity			
Balance as at April 1, 2017	**2,262.69**	**34,448.91**	**10,590.60**	**7,112.97**	**2,632.15**	**683.74**	**112.85**	**(271.58)**	**7.36**	**(18.51)**	**55,298.49**	**57,561.18**	**312.55**
Changes in equity for the year ended March 31, 2018													
Profit for the year	-	-	5,330.02	-	-	-	-	-	-	-	**5,330.02**	**5,330.02**	(161.55)
Addition during the year	-	-	(605.55)	-	-	605.55	94.01	4.64	101.37	(46.89)	**153.13**	**153.13**	(1.38)
Addition/(deduction) on capital reserve	-	-	-	-	(10.35)	-	-	-	-	-	**(10.35)**	**(10.35)**	-
Payment of dividends	-	-	(1,086.09)	-	-	-	-	-	-	-	**(1,086.09)**	**(1,086.09)**	-
Tax on dividends	-	-	(227.26)	-	-	-	-	-	-	-	**(227.26)**	**(227.26)**	-
Balance as at March 31, 2018	**2,262.69**	**34,448.91**	**14,001.72**	**7,112.97**	**2,621.80**	**1,289.29**	**206.86**	**(266.94)**	**108.73**	**(65.40)**	**59,457.94**	**61,720.63**	**149.62**
Balance as at April 1, 2018	**2,262.69**	**34,448.91**	**14,001.72**	**7,112.97**	**2,621.80**	**1,289.29**	**206.86**	**(266.94)**	**108.73**	**(65.40)**	**59,457.94**	**61,720.63**	**149.62**
Changes in equity for the year ended March 31, 2019													
Profit for the year	-	-	6,534.23	-	-	-	-	-	-	-	**6,534.23**	**6,534.23**	(0.56)
Addition during the year	-	-	(621.92)	-	-	621.92	(7.74)	152.97	75.76	(8.75)	**212.24**	**212.24**	(0.17)
Payment of dividends	-	-	(1,086.09)	-	-	-	-	-	-	-	**(1,086.09)**	**(1,086.09)**	-
Tax on dividends	-	-	(229.94)	-	-	-	-	-	-	-	**(229.94)**	**(229.94)**	-
Balance as at March 31, 2019	**2,262.69**	**34,448.91**	**18,598.00**	**7,112.97**	**2,621.80**	**1,911.21**	**199.12**	**(113.97)**	**184.49**	**(74.15)**	**64,888.38**	**67,151.07**	**148.89**

*As required by section 45-IC of the RBI Act 1934, the company listed at 'c' in note no. 1.04 is required to maintain a reserve fund and transfers therein a sum not less than twenty per cent of its net profit every year as disclosed in the statement of profit and loss and before any dividend is declared. The company cannot appropriate any sum from the reserve fund except for the purpose specified by Reserve Bank of India from time to time. Till date, RBI has not specified any purpose for appropriation of Reserve fund maintained under section 45-IC of RBI Act, 1934.

In terms of our report of even date attached
For R. Gopal & Associates
Chartered Accountants
Firm Registration No.: 000846C

S.K Agarwal
Partner
Membership No. : 093209

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

Place: Gurugram
Date: May 11, 2019

For and on behalf of the Board

S.C. Aggarwal	**Mahesh C. Gupta**	**Ajay Garg**
Chairman & Managing Director	Vice-Chairman & Managing Director	Director & CEO
DIN: 00003267	DIN: 00003082	DIN: 00003166

Vinod Kumar Jamar	**Suman Kumar**
Group CFO	Company Secretary

SMC GLOBAL SECURITIES LTD. New Delhi

SMC GLOBAL SECURITIES LIMITED

Consolidated statement of cash flows

₹ in Lakhs

Particulars		For the year ended March 31, 2019	For the year ended March 31, 2018
Cash flows from operating activities:			
Profit after tax		6,533.67	5,168.47
Adjustments to reconcile net profit to net cash provided by operating activities:			
Tax expense		2,554.72	2,772.33
Depreciation, amortization and impairment		1,134.58	858.64
Interest expense		6,287.79	4,614.58
Dividend income		(27.03)	(23.27)
Interest income other than from financing business		(226.31)	(221.94)
Allowance for impairment of trade receivables		207.17	151.79
Allowance for impairment of loans		617.06	58.34
Allowance for impairment of deposits		(3.00)	6.12
Allowance for impairment of investment		(42.00)	20.00
Net loss/profit on derecognition of property, plant and equipment		31.57	363.04
Provision for impairment of property, plant and equipment		(44.00)	45.00
Net gain on the investments		(46.92)	(534.28)
Exchange difference on conversion of foreign currency monetary items		(9.14)	(0.54)
Operating profit before working capital changes		**16,968.16**	**13,278.28**
Changes in assets and liabilities			
Other bank balances		(5,906.79)	(6,778.19)
Trade receivables		(37,374.14)	(6,234.06)
Other receivables		216.71	(53.92)
Loans		(2,758.28)	(24,960.55)
Investment carried at fair value through profit and loss		(6,818.39)	1,845.08
Inventories		(43.71)	(271.01)
Other financial assets		(2,498.48)	2,638.04
Other non-financial assets		587.39	1,604.10
Trade payables		(354.33)	2,262.58
Other payables		(430.00)	378.15
Deposits		474.11	603.42
Other financial liabilities		24,785.80	(4,238.92)
Other non-financial liabilities		(171.18)	790.07
Provisions		416.44	(166.54)
Cash (used in) operations		**(12,906.69)**	**(19,303.47)**
Income taxes paid (net of refund)		(2,478.72)	(4,004.81)
Net cash (used in) operating activities	**(A)**	**(15,385.41)**	**(23,308.28)**
Cash flows from investing activities:			
Expenditure on property, plant and equipment including intangible assets		(1,037.18)	(1,230.00)
Sale proceeds on property, plant and equipment including intangible assets		14.33	191.12
Interest received		226.31	221.94
Dividend received		26.18	23.34
Capital reserve on consolidation		-	(10.35)
Acquisition of assets held for sale		(240.76)	(170.03)
Change in investment in joint venture		0.02	47.19
Conversion of investment property into property, plant and equipment		-	106.86
Payments to acquire financial assets			
Equity instruments		(4,791.08)	(4,766.68)
Bonds		-	(2,384.77)
Mutual funds		(145.90)	(226.35)
Proceeds on sale of financial assets			
Equity instruments		4,403.91	6,092.60
Bonds		1,490.08	7,367.09
Mutual funds		74.22	204.88
Net cash generated from investing activities	**(B)**	**20.13**	**5,466.84**
Cash flow from financing activities:			
Payment of dividends (including corporate dividend tax)		(1,303.33)	(1,294.79)
Payment of interest		(6,254.10)	(4,594.25)
Proceeds from borrowings (net)		22,404.18	18,348.84
Proceeds from debt securities		133.10	-
Net cash generated from financing activities	**(C)**	**14,979.85**	**12,459.80**
Net increase/(decrease) in cash and cash equivalents	**(A+B+C)**	**(385.43)**	**(5,381.64)**
Effect of change in exchange rate on foreign operations and foreign currency monetary items		162.11	5.18
Adjustment on account of change in minority interest		(0.17)	(1.38)
Cash and cash equivalents at the beginning of the year		7,366.26	12,744.10
Cash and cash equivalents at the end of the year (refer note 5)		**7,142.77**	**7,366.26**

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

Notes :

1. The above statement of cash flows has been prepared under the "Indirect Method" as set out in Ind AS - 7 notified u/s 133 of the Companies Act, 2013.
2. Interest expense includes other borrowing cost.
3. Figures in brackets indicate cash outflow.
4. The accompanying notes form an integral part of the consolidated financial statements (Refer note no. 1 - 44).

In terms of our report of even date attached
For R. Gopal & Associates
Chartered Accountants
Firm Registration No.: 000846C

S.K Agarwal
Partner
Membership No. : 093209

Place: Gurugram
Date: May 11, 2019

For and on behalf of the Board

S.C. Aggarwal
Chairman & Managing Director
Din No: 00003267

Mahesh C. Gupta
Vice-Chairman & Managing Director
Din No: 00003082

Ajay Garg
Director & CEO
DIN: 00003166

Vinod Kumar Jamar
Group CFO

Suman Kumar
Company Secretary

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M. No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

SMC GLOBAL SECURITIES LIMITED
Notes to consolidated financial statements

1 Significant accounting policies and measurement basis

1.01 Company overview

SMC Global Securities Limited (the "Parent Company") together with its subsidiaries, step down subsidiaries and joint venture (collectively, "the Company" or "the Group") offers its customers a wide range of services across different business segments. The Parent Company's shares are listed on The Calcutta Stock Exchange Limited in India.

The Group provides the following range of services:

Trading and distribution services includes brokerage services (in equity, derivative, commodity and currency segments on various stock exchanges in India and abroad), clearing services, depository participant services, insurance broking services and distribution of financial products such as mutual funds and initial public offerings financing.

The Group also engages in proprietary transactions in equity securities, commodities, currencies and derivative. Such trading activities are entered primarily to capitalize on the pricing differences in equity, commodity and currency markets. These trades are executed in identical or similar financial instruments, on different markets or in different but analogous forms, such that the positions are generally hedged.

Financing business services offer a variety of loan products such as capital market loans, finance for onward retail lending, real estate loans (primarily to individuals, affiliated entities, commercial clients), consumer finance and medical equipment finance etc.

Advisory services comprises portfolio and wealth management, mortgage and loan advisory, marketing of financial products, real estate advisory/brokerage and investment banking services which advises middle class to high net worth individuals.

The Parent Company is a Limited Liability Company incorporated in the year 1994 and domiciled in India. The registered address of the company is 11/6B, Shanti Chamber, Pusa Road, New Delhi-110005.

The Parent Company is a trading member of the National Stock Exchange of India Limited ("NSE") and BSE Limited ("BSE") in the capital market and trading and clearing member of NSE, BSE and Metropolitan Stock Exchange of India Limited ("mSXI") in the futures and options segment and currency derivative segment in the capital market. The company also have depository participants registration of Central Depository Services (India) Limited and National Securities Depository Limited, participants of NCDEX Comtrack and AMFI registered mutual fund distributor. The company is governed by Securities and Exchange Board of India ("SEBI").

1.02 Basis of preparation

These financial statements are prepared in accordance with Indian Accounting Standards (Ind AS) and the provisions of the Companies Act, 2013 ('Act') (to the extent notified) under the historical cost convention on the accrual basis except for certain assets and liabilities which are measured at fair value / amortised cost / transaction price. The Ind AS are prescribed under Section 133 of the Act read with Rule 3 of the Companies (Indian Accounting Standards) Rules, 2015 and Companies (Indian Accounting Standards) Amendment Rules, 2016.

These are the Company's first Ind AS financial statements. The adoption of Ind AS is carried out in accordance with Ind AS 101 First Time Adoption. The date of transition to Ind AS is April 1, 2017. The company has availed certain exemptions or exception as permitted by Ind AS 101 First Time Adoption which are listed in Note no 4.

The financial statements are presented in Indian Rupees in lakhs and all values are rounded off to the nearest two decimal except otherwise stated.

1.03 Principles of consolidation

(a) The financial statements of the Company and its subsidiaries are combined on a line by line basis by adding together sums of like nature, comprising assets, liabilities, income and expenses (including taxes) and after fully eliminating intra-group balances/ transactions.

(b) Profits or losses resulting from intra-group transactions that are recognised in assets, such as inventory and property, plant and equipment are eliminated in full.

(c) In case of foreign subsidiaries, revenue items are consolidated at the average rate prevailing during the year. All assets and liabilities are converted at rates prevailing at the end of the year. Any exchange difference arising on consolidation is recognised in other comprehensive income (OCI).

(d) Subsidiaries are consolidated from the date on which effective control is transferred to the Group and are no longer consolidated from the date of disposal.

(e) The Company's cost of its investment in its subsidiaries has been eliminated against the Company's portion of equity of each subsidiary as on the date of investment in that subsidiary. Similarly, in the case of step-down subsidiary, a subsidiary's cost of its investment in its subsidiaries has been eliminated against the subsidiary's portion of equity of each subsidiary as on the date of investment in that subsidiary. The excess/short is recognized as 'Goodwill' or 'Capital Reserve', as the case may be.

(f) The consolidated financial statements have been prepared using uniform accounting policies for like transactions and other events in similar circumstances.

(g) Investment in joint venture has been accounted under equity method as per Ind AS 28 - Investments in joint ventures and associates.

(h) Non controlling interest's share of profit/loss of consolidated subsidiaries for the years identified and adjusted against the income of the group in order to arrive at the net income attributable to shareholders of the company.

(i) Non controlling interest's share of net assets of consolidated subsidiaries is identified and presented in consolidated balance sheet.

R GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

1.04 The consolidated financial statements comprise the financial statements of the company, its subsidiaries, step down subsidiaries and joint venture consolidated in accordance with Ind AS 110, which have been listed as below :

Name of subsidiaries / joint venture	Country of Incorporation	As at March 31, 2019	As at March 31, 2018
Subsidiaries of SMC Global Securities Limited			
a. SMC Comtrade Limited	India	100%	100%
b. SMC Investments and Advisors Limited	India	100%	100%
c. Moneywise Financial Services Private Limited	India	100%	100%
d. SMC Capitals Limited	India	100%	100%
e. Indunia Realtech Limited	India	100%	100%
f. SMC Finvest Limited	India	100%	100%
g. Moneywise Finvest Limited	India	100%	100%
h. SMC Global USA Inc.	USA	50%	50%
i. SMC Global IFSC Private Limited	India	100%	100%
Subsidiaries of SMC Comtrade Limited			
j. SMC Insurance Brokers Private Limited	India	97.58%	97.58%
k. SMC Comex International DMCC	UAE	100%	100%
Subsidiary of SMC Finvest Limited			
l. SMC Real Estate Advisors Private Limited	India	100%	100%
Joint venture of SMC Investments and Advisors Limited			
m. SMC & IM Capitals Investment Manager LLP	India	50%	50%

SMC Comtrade Limited is a trading and clearing member of National Commodity and Derivatives Exchange Limited ("NCDEX"), Multi Commodity Exchange of India ("MCX"), Indian Commodity Exchange Limited ("ICEX") and National Multi Commodity Exchange of India Limited ("NMCE") in the commodity market.

Moneywise Financial Services Private Limited is registered as Non- Banking financial Company with Reserve Bank of India ("RBI").

SMC Capitals Limited is registered as Category I Merchant Banker with Securities and Exchange Board of India ("SEBI").

Moneywise Finvest Limited is a trading and self clearing member of the National Stock Exchange of India Limited ("NSE") and BSE Limited ("BSE") in the capital market and trading member of NSE and BSE in future and option segment and currency derivative segment. Also the company is a trading member of Multi Commodity Exchange of India Limited ("MCX") in commodity segment and having AMFI registered mutual fund distributor. The company is regulated by the Securities and Exchange Board of India ("SEBI").

SMC Global IFSC Private Limited is carrying on the business as IFSC (International Financial Service Centre) Unit in accordance with the Securities Exchange Board of India (IFSC) Guidelines, 2015 to provide financial services in International Financial Services Centre, GIFT SEZ, Gandhinagar, Gujarat.

SMC Insurance Brokers Private Limited holds direct insurance broking license from Insurance & Regulatory Development Authority of India ("IRDAI") in the life and non-life insurance.

SMC Comex International, DMCC is a trading and clearing member of Dubai Gold Commodity Exchange ("DGCX").

SMC Real Estate Advisors Private Limited is engaged into real estate broking and advisory services and goverened by Real Estate (Regulation and Development) Act, 2016 ("RERA").

1.05 Use of estimates

The preparation of the financial statements in conformity with Ind AS-8 requires management to make estimates, judgments and assumptions. These estimates, judgments and assumptions affect the application of accounting policies and the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities as at the date of the financial statements and reported amounts of revenues and expenses during the year. Actual results could differ from those estimates. Appropriate changes in estimates are made as management becomes aware of changes in circumstances surrounding the estimates. Changes in estimates are reflected in the financial statements in the year in which changes are made and, if material, their effects are disclosed in the notes to the financial statements.

SMC GLOBAL SECURITIES LTD. New Delhi

1.06 Revenue recognition

The group derives it's revenue primarily from the brokerage services, clearing services, depository services, distribution of financial products such as mutual fund and initial public offerings, proprietary trading, management and consultancy and interest from financing business. The company follows Ind AS 115 Revenue from Contract with Customer, which prescribed the core principle to recognise revenue. This core principle is delivered in a five-step model framework:

(a) Identify the contract(s) with a customer.
(b) Identify the performance obligations in the contract.
(c) Determine the transaction price.
(d) Allocate the transaction price to the performance obligations in the contract.
(e) Recognise revenue when (or as) the entity satisfies a performance obligation.

Based on the above principle the company recognise the revenue as follows:

(i) **Broking**: In these types of contract performance obligation is to provide the platform to traders for trading in securities, commodities and the performance obligation satisfies point in time i.e. as and when the trade is executed. In real estate broking, the performance obligation is satisfied as and when the property is booked by the customer and a minimum threshold amount specified in the agreement is paid to the developer. The revenue is recorded when the threshold limit is achieved and the same is confirmed by the developer. In insurance broking, the performance obligation satisfies as and when the policy is logged in/placed in case of general insurance and on Weighted Received Premium (WRP) basis in case of life insurance.

(ii) **Distribution of third party financial products**: In these types of contract performance obligation is to sell the third party financial products to the subscriber and the performance obligation satisfies point in time i.e. as and when subscription is ensured and target based incentives are confirmed by registrar / respective companies.

(iii) **Depository**: In these types of contract performance obligation is periodic maintenance of customer account as depository participant and the performance obligation satisfies over time i.e. over the period and there is reasonable certainty of recovery.

(iv) **Proprietary trading**: Ind AS 115 Revenue from Contract with Customer is not applicable on this business and hence the revenue is recognised as per Ind AS 109 Financial Instruments i.e. as and when trade is executed.

(v) **Management and consultancy:** Revenue from management & advisory services is accounted for when the rendering of service under a contract is completed or substantially completed.

(vi) **Interest income**: Ind AS 115 Revenue from Contract with Customer is not applicable on this business and hence the revenue is recognised as per Ind AS 109 Financial Instrument. The interest revenue on the loans and advances are recognised based on the effective interest rate as and when due.

(vii) **Dividend:** Dividend income is recognised when the shareholders right to receive payment is established.

(viii) All other revenue is recognised on accrual basis.

All revenues are excluding indirect taxes.

R. GOPAL & ASSOCIATES
S.K. AGARWAL
NEW DELHI
M.No. 093209
CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD.
New Delhi

1.07 Property, plant and equipment

Property, plant and equipment are stated at cost, less accumulated depreciation and impairment, if any. Cost includes taxes, duties, identifiable direct expenses, expense on installation and net of GST credit thereon. Costs directly attributable to acquisition are capitalized until the property, plant and equipment are ready for use, as intended by management. The company depreciates property, plant and equipment over their estimated useful lives on written down value method. The estimated useful lives of assets are as follows:

Office Building	60	years
Computer equipment	3-6	years
Office equipment	5	years
Furniture and fixtures	10	years
Vehicles	8-10	years
VSAT	13	years
Lease hold asset	10	years

The useful lives for these assets is in compliance with the useful lives as prescribed under Part C of Schedule II of the Companies Act, 2013.

Depreciation methods, useful lives and residual values are reviewed periodically, every 3 financial year end.

Addition to the, property plant and equipment have been accounted for on the date of installation and its use irrespective of date of invoice. Depreciation on asset added/sold/discarded during the year is being provided on prorata basis from the date on which such assets are added/sold/discarded.

Advances paid towards the acquisition of property, plant and equipment outstanding at each balance sheet date is classified as capital advances under other non financial assets and the cost of assets not put to use before such date are disclosed under 'Capital work-in-progress'. Subsequent expenditures relating to property, plant and equipment is capitalized only when it is probable that future economic benefits associated with these will flow to the company and the cost of the item can be measured reliably. Repairs and maintenance costs are recognised in net profit in the statement of profit and loss as and when incurred. The cost and related accumulated depreciation are eliminated from the financial statements upon sale or retirement of the asset and the resultant gains or losses are recognised in the statement of profit and loss. Assets to be disposed off are reported at the lower of the carrying value or the fair value less cost to sell.

1.08 Intangible assets

Intangible assets are stated at cost less accumulated amortization and impairment, if any. Cost includes taxes, duties, identifiable direct expenses, expense on installation and net of GST credit thereon. Intangible assets are amortized on a written down value basis, from the date that they are available for use. The rates used are as follows :

Computer software	40%
Trade mark logo	40%

1.09 Inventories

The Company mainly have inventory of commodities (agri and non-agri), which is held for the purpose of trading. The Company follows Ind AS - 2 "Inventories" for valuation of inventory held in trade, accordingly, the company value its inventory held at fair value, since marked to market adjustment of matching counter trade is already accounted for in the books.

1.10 Income tax

The income tax expense comprises of current and deferred tax. Current tax and deferred tax are recognised in statement of profit and loss and the corresponding impact is taken to the current tax asset/ liability and deferred tax asset/liability respectively in balance sheet. The tax impact on the item of OCI are recognised in OCI.

The current tax is calculated on the basis of the tax rates, laws and regulations, which have been enacted or substantively enacted as at the reporting date. The payment made in excess / (shortfall) of the Company's income tax obligation for the year are recognised in the balance sheet as current income tax assets / liabilities.

Deferred tax is recognised based on the balance sheet approach, on temporary differences arising between the tax bases of assets and liabilities and their carrying values in the financial statements. Deferred tax assets are recognised only to the extent that it is probable that future taxable profit will be available against which the temporary differences can be utilised. Deferred tax is determined using tax rates that have been enacted or substantively enacted at the reporting date and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

1.11 Financial instruments

(a) Initial recognition

The Company recognizes financial assets and financial liabilities when it becomes a party to the contractual provisions of the instrument. All financial assets and liabilities are recognised at fair value on initial recognition, except for trade receivables which are initially measured at transaction price. Transaction costs that are directly attributable to the acquisition or issue of financial assets and financial liabilities, that are not at fair value through profit or loss, are added to the fair value on initial recognition. Purchase and sale of financial assets are accounted for at trade date.

(b) Subsequent measurement

(i) Financial assets at amortised cost

A financial asset is subsequently measured at amortised cost if it is held within a business model whose objective is to hold the asset in order to collect contractual cash flows and the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding. Advances, security deposits, rental deposits, cash and cash equivalents etc. are classified for measurement at amortised cost. Investment in subsidiaries and joint venture are carried at cost less accumulated impairment, if any.

(ii) Financial assets at fair value through other comprehensive income

A financial asset is subsequently measured at fair value through other comprehensive income if it is held within a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets and the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding. Equity instrument held as investment are carried at fair value through other comprehensive income.

(iii) Financial assets at fair value through profit or loss

A financial asset which is not classified in any of the above categories are subsequently fair valued through profit or loss. All investment held for trading, derivative financial instruments are valued at fair value through profit and loss. All the debt instrument held for trading purpose are designated as fair value through profit and loss.

(iv) Financial liabilities

Financial liabilities are subsequently carried at amortized cost using the effective interest method, except for contingent consideration recognised in a business combination which is subsequently measured at fair value through profit and loss. For trade and other payables maturing within one year from the balance sheet date, the carrying amounts approximate fair value due to the short maturity of these instruments.

(c) Hedge accounting

The Company complies with the principles of hedge accounting where derivative contracts are designated as hedge instruments. At the inception of the hedge relationship, the company identifies the relationship between the hedge instrument and the hedged item, whether it is effective or not, which can be a fair value hedge or a cash flow hedge.

(i) Fair value hedges

The Company designate the derivative financial instrument as fair value hedges if those are held for hedging the fair value in the assets and liabilities. Changes in fair value of the designated portion of derivatives that qualify as fair value hedges are recognised in profit or loss immediately, together with any changes in the fair value of the hedged asset or liability that are attributable to the hedged risk. In case the asset or liability is designated through fair value through other comprehensive income, the gain or loss on the hedge instrument is recognised in the other comprehensive income along with the gain or loss on hedge item.

(ii) Cash flow hedges

The Company designates foreign exchange forward and options contracts as cash flow hedges to mitigate the risk of foreign exchange exposure on highly probable forecast cash transactions. When a derivative is designated as a cash flow hedging instrument, the effective portion of changes in the fair value of the derivative is recognised in other comprehensive income and accumulated in the cash flow hedging reserve. Any ineffective portion of changes in the fair value of the derivative is recognised immediately in the net profit in the statement of profit and loss. If the hedging instrument no longer meets the criteria for hedge accounting, then hedge accounting is discontinued prospectively. If the hedging instrument expires or is sold, terminated or exercised, the cumulative gain or loss on the hedging instrument recognised in cash flow hedging reserve till the year the hedge was effective remains in cash flow hedging reserve until the forecasted transaction occurs. The cumulative gain or loss previously recognised in the cash flow hedging reserve is transferred to the net profit in the statement of profit and loss upon the occurrence of the related forecasted transaction. If the forecasted transaction is no longer expected to occur, then the amount accumulated in cash flow hedging reserve is reclassified to net profit in the statement of profit and loss.

SMC GLOBAL SECURITIES LIMITED
Notes to consolidated financial statements

(d) Derecognition of financial instruments

The Company derecognizes a financial asset when the contractual rights to the cash flows from the financial asset expire or it transfers the financial asset and the transfer qualifies for derecognition under Ind AS 109. A financial liability (or a part of a financial liability) is derecognised from the Company's balance sheet when the obligation specified in the contract is discharged or cancelled or expires.

(e) Impairment

The Company recognizes loss allowances using the expected credit loss (ECL) model for the financial assets which are not fair valued through profit or loss. Loss allowance for trade receivables with no significant financing component is measured at an amount equal to lifetime ECL. For all other financial assets, expected credit losses are measured at an amount equal to the 12-month ECL, unless there has been a significant increase in credit risk from initial recognition in which case those are measured at lifetime ECL. The amount of expected credit losses (or reversal) that is required to adjust the loss allowance at the reporting date to the amount that is required to be recognised is recognised as an impairment gain or loss in statement of profit and loss.

1.12 Foreign currency translations

The functional and presentation currency of the Company is Indian Rupee. However there are certain companies in the group which have USD as their functional currency.

Transactions in foreign currency are accounted for at the exchange rate prevailing on the transaction date. Gains / losses arising on settlement as also on translation of `monetary items are recognised in the statement of profit and loss.

Translation difference on conversion of foreign operation is recognised in the other comprehensive income.

1.13 Employee benefits

(a) Defined contribution plans

Obligations for contributions to defined contribution plans (provident fund and employees state insurance) are recognized as a employee benefit expense in statement of profit or loss in the years during which services are rendered by employees.

(b) Defined benefit plans

A defined benefit plan is a post-employment benefit plan other than a defined contribution plan. The Company's gratuity scheme is a defined benefit plan and in accordance with Payment of Gratuity Act, 1972. As per the plan, employee is entitled to get 15 days of basic salary for each completed year of service with a condition of minimum tenure of 5 years subject to a maximum amount of INR 20.00 lakhs. Gratuity liability is a defined obligation and is non-funded except in case of the holding company and a subsidiary company listed at serial no. 'a' in note no. 1.04 where it is partly funded.

The calculation of defined benefit obligations are performed annually by a qualified actuary using the projected unit credit method except companies listed at serial no. 'e' , 'f' , 'g' , 'h' , 'i' , 'k' and 'm' in note no. 1.04, where the liability is ascertained as per management estimation. When the calculation results in a potential asset for the Company, the recognised asset is limited to the present value of economic benefits available in the form of any future refunds from the plan or reductions in future contributions to the plan. To calculate the present value of economic benefits, consideration is given to any applicable minimum funding requirements.

Remeasurements of the net defined benefit liability, which comprise actuarial gains and losses, the return on plan assets (excluding interest) and the effect of the asset ceiling (if any, excluding interest), are recognized immediately in OCI. The Company determines the net interest expense (income) on the net defined benefit liability (asset) for the year by applying the discount rate used to measure the defined benefit obligation at the beginning of the annual year to the then-net defined benefit liability (asset), taking into account any changes in the net defined benefit liability (asset) during the year as a result of contributions and benefit payments. Net interest expense and other expenses related to defined benefit plans are recognized in employee benefits expenses in statement of profit or loss.

When the benefits of a plan are changed or when a plan is curtailed, the resulting change in benefit that relates to past service or the gain or loss on curtailment is recognised immediately in statement of profit or loss.

(c) Short-term employee benefits

Short-term employee benefits are expensed as the related service is provided. A liability is recognised for the amount expected to be paid if the Company has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

(d) Other long-term employee benefits

Liability for long service leave

The Company's net obligation in respect of long-term employee benefits is the amount of future benefit that employees have earned in return for their service in the current and prior years. That benefit is discounted to determine its present value. Remeasurements are recognised in statement of profit or loss in the year in which they arise. Un-availed leave liability is a defined obligation and is not funded. The valuation of the long service leave are obtained from actuary except companies listed at serial no. 'e' , 'f' , 'g' , 'h' , 'i' , 'k' and 'm' in note no. 1.04, where the liability is ascertained as per management estimation.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

1.14 Leases

The Company follows the Appendix C 'Determining whether an Arrangement contains a Lease' of Ind AS 17 Leases for testing whether any arrangement is lease or not, the determination is based on whether an arrangement conveys "Right to Use" any asset. Leases where the lessor transfers substantially all the risks and rewards of ownership of the leased asset are classified as finance lease and other leases are classified as operating lease. Finance leases are capitalised at fair value or present value of minimum lease payment at the inception of lease which ever is lower.

Operating lease receipts / payments are recognised as an income / expense on a straight-line basis over the lease term unless the lease payments increase in line with expected general inflation. The company has considered 5-10 % increase annually in lease rentals as in line with the general inflation prevailing in India.

1.15 Borrowing costs

Borrowing costs that are attributable to acquisition, construction or production of qualifying assets, are capitalized as part of the cost of such qualifying assets. A qualifying asset is an asset that necessarily takes a substantial period of time to get ready for intended use. All other borrowing costs are charged to the statement of profit and loss.

1.16 Investment properties

(a) Recognition and initial measurement

Investment properties are properties held to earn rentals or for capital appreciation, or both. Investment properties are measured initially at their cost of acquisition. The cost comprises purchase price, borrowing cost, if capitalization criteria are met and directly attributable cost of bringing the asset to its working condition for the intended use. Any trade discount and rebates are deducted in arriving at the purchase price. Subsequent costs are included in the asset's carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company. All other repair and maintenance costs are recognized in statement of profit or loss as incurred.

(b) Subsequent measurement

Investment properties are subsequently measured at cost less accumulated depreciation and impairment losses. Depreciation on investment properties is provided on the written down value method, computed on the basis of useful lives (as set-out below) prescribed in Schedule II to the Act:

Asset category	Useful life (in years)
Building and related equipment	60

1.17 Assets held for sale

Assets held for sale are carried on balance sheet at the lower of carrying value or fair value and no depreciation is charged on them as per Ind AS 105.

1.18 Cash and cash equivalents

Cash and cash equivalents comprise cash in hand, demand deposits which are free from any lien and short-term highly liquid investments that are readily convertible into known amount of cash and which are subject to an insignificant risk of changes in value.

1.19 Provision, contingent liabilities and contingent assets

Provisions are recognized only when there is a present obligation, as a result of past events and when a reliable estimate of the amount of obligation can be made at the reporting date. These estimates are reviewed at each reporting date and adjusted to reflect the current best estimates. Provisions are discounted to their present values, where the time value of money is material.

Contingent liability is disclosed for:

(a) Possible obligations which will be confirmed only by future events not wholly within the control of the Company or

(b) Present obligations arising from past events where it is not probable that an outflow of resources will be required to settle the obligation or a reliable estimate of the amount of the obligation cannot be made.

Contingent assets are neither recognized nor disclosed except when realisation of income is virtually certain, related asset is disclosed.

1.20 Exceptional Items

When an item of income or expense within profit or loss from ordinary activity is of such size, nature or incidence that their disclosure is relevant to explain the performance of the Company for the year, the nature and amount of such items is disclosed as exceptional items.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

1.21 Statement of cash flows

Cash flows are reported using the indirect method where by the profit after tax is adjusted for the effect of the transactions of a non-cash nature, any deferrals or accruals of past and future operating cash receipts or payments and items of income or expenses associated with investing or financing cash flows. The cash flows from operating, investing and financing activities of the company are segregated.

1.22 Earnings per share

Basic earnings per share is calculated by dividing the net profit or loss for the year attributable to equity shareholders (after deducting attributable taxes) by the weighted-average number of equity shares outstanding during the year. The weighted-average number of equity shares outstanding during the year is adjusted for events including a bonus issue. For the purpose of calculating diluted earnings per share, the net profit or loss for the year attributable to equity shareholders and the weighted-average number of shares outstanding during the year are adjusted for the effects of all dilutive potential equity shares.

1.23 Segment reporting

Ind AS 108 establishes standards for the way that public business enterprises report information about operating segments and related disclosures about products and services, geographic areas, and major customers. Based on the "management approach" as defined in Ind AS 108, the Chief Operating Decision Maker (CODM) evaluates the group's performance and allocates resources based on analysis of various performance indicators by business segments and geographic segments. Accordingly, information has been presented both along industry classes and geographic segmentation of customers, industry being the primary segment. Secondary segmental reporting is performed on the basis of the geographical location of customers. The accounting principles used in the preparation of the financial statements are consistently applied to record revenue and expenditure in individual segments, and are as set out in the note on significant accounting policies.

2 Standards issued but not yet effective

The new significant standards, amendments to Standards that are issued, but not yet made effective as on the date of financial statements, are discussed below.
The Company has not adopted these amendments early and intends to adopt when they become effective.

2.01 Ind AS 116 Leases

On March 30, 2019, Ministry of Corporate Affairs (MCA), issued Ind AS 116 Leases which is applicable from the year beginning on or after April 1, 2019, which supercedes the existing Ind AS -17 Leases.

The standard required capitalisation of lease from the lessee point of view irrespective of the type of lease viz finance lease and operating lease. The right-of-use asset is initially measured at the amount of the lease liability plus any initial direct costs incurred by the lessee. Adjustments may also be required for lease incentives, payments at or prior to commencement and restoration obligations or similar. After lease commencement, a lessee shall measure the right-of-use asset using a cost model, unless

i) the right-of-use asset is an investment property and the lessee fair values its investment property under Ind AS 40; or

ii) the right-of-use asset relates to a class of PPE to which the lessee applies Ind AS 16's revaluation model, in which case all right-of-use assets relating to that class of PPE can be revalued.

Under the cost model a right-of-use asset is measured at cost less accumulated depreciation and accumulated impairment.

The lease liability is initially measured at the present value of the lease payments payable over the lease term, discounted at the rate implicit in the lease if that can be readily determined. If that rate cannot be readily determined, the lessee shall use their incremental borrowing rate. The effect on adoption of Ind AS 116 would be insignificant on the financial statements.

R. GOPAL & ASSOCIATES * S.K. AGARWAL * NEW DELHI * M. No. 093209 * CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. * New Delhi

2.02 Ind AS 12 Appendix C, Uncertainty over income tax treatments

On March 30, 2019, Ministry of Corporate Affairs has notified Ind AS 12 Appendix C, Uncertainty over Income Tax Treatments which is to be applied while performing the determination of taxable profit (or loss), tax bases, unused tax losses, unused tax credits and tax rates, when there is uncertainty over income tax treatments under Ind AS 12. According to the appendix, companies need to determine the probability of the relevant tax authority accepting each tax treatment, or group of tax treatments, that the companies have used or plan to use in their income tax filing which has to be considered to compute the most likely amount or the expected value of the tax treatment when determining taxable profit (tax loss), tax bases, unused tax losses, unused tax credits and tax rates. The standard permits two possible methods of transition - i) Full retrospective approach – Under this approach, Appendix C will be applied retrospectively to each prior reporting period presented in accordance with Ind AS 8 – Accounting Policies, Changes in Accounting Estimates and Errors, without using hindsight and ii) Retrospectively with cumulative effect of initially applying Appendix C recognized by adjusting equity on initial application, without adjusting comparatives.

The effective date for adoption of Ind AS 12 Appendix C is accounting year beginning on or after April 1, 2019. The Company will adopt the standard on April 1, 2019 and has decided to adjust the cumulative effect in equity on the date of initial application i.e. April 1, 2019 without adjusting comparatives. The effect on adoption of Ind AS 12 Appendix C would be insignificant on the financial statements.

2.03 Amendment to Ind AS 19 – plan amendment, curtailment or settlement

On March 30, 2019, Ministry of Corporate Affairs issued amendments to Ind AS 19, 'Employee Benefits', in connection with accounting for plan amendments, curtailments and settlements. The amendments require an entity: • to use updated assumptions to determine current service cost and net interest for the remainder of the period after a plan amendment, curtailment or settlement; and • to recognise in profit or loss as part of past service cost, or a gain or loss on settlement, any reduction in a surplus, even if that surplus was not previously recognised because of the impact of the asset ceiling. Effective date for application of this amendment is accounting year beginning on or after April 1, 2019. The effect on adoption of Ind AS 19 would be insignificant on the financial statements.

2.04 Amendment to Ind AS 12 – Income taxes :

On March 30, 2019, Ministry of Corporate Affairs issued amendments to the guidance in Ind AS 12, 'Income Taxes', in connection with accounting for dividend distribution taxes. The amendment clarifies that an entity shall recognise the income tax consequences of dividends in profit or loss, other comprehensive income or equity according to where the entity originally recognised those past transactions or events. Effective date for application of this amendment is accounting year beginning on or after April 1, 2019. There will be no effect on adoption of Ind AS 12 on the financial statements.

3 Business combination

During the year the company has initiated the scheme of arrangement with appointed date of 01/04/2018 as follows:
(A) Demerger of business other than bullion business of SMC Comtrade Limited and vesting of the same in SMC Global Securities Limited;
(B) Demerger of wealth management business of SMC Investments and Advisors Limited and vesting of the same in SMC Global Securities Limited;
(C) Merger of SMC Finvest Limited;
(D) Merger of Indunia Realtech Limited

Rationale for the composite scheme of arrangement

To put all regulatory business in to one roof.
To obtain the synergies in terms of better utilisation of resources and mobilisation of customer.
To realign and simplify the group structure.
The scheme of arrangement is pending for approval with National Company Law Tribunal (NCLT) and next date of hearing is 23/05/2019. As this is significant business combination arrangement and considered as the non adjusting event and no effect to the same is given in the current financials statements. However post merger financial statements for financial year 2018-19, shall be finalised subsequent to receipt of National Company Law Tribunal (NCLT) order and compliance with ROC thereof.

3.01 SMC Global USA Inc.

Currently the company is not conducting any operation due to the operational and the financial constraints.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

SMC GLOBAL SECURITIES LIMITED
Notes to consolidated financial statements

4 First time adoption of Ind AS

4.01 Transition to Ind AS

These are the company's first financial statements prepared in accordance with Ind AS.

Ind AS 101 (First-time Adoption of Indian Accounting Standards) provides guidance for accounting in accordance with Ind AS and is required to be mandatorily followed by first-time adopters. The Company has prepared the opening Balance Sheet as per Ind AS as of 1st April, 2017 (the transition date) by:

a. recognising all assets and liabilities whose recognition is required by Ind AS,

b. not recognising items of assets or liabilities which are not permitted by Ind AS,

c. reclassifying items from previous Generally Accepted Accounting Principles (GAAP) to Ind AS as required under Ind AS, and

d. applying Ind AS in measurement of recognised assets and liabilities

The transition to Ind AS has resulted in changes in the presentation of the financial statements , disclosure in the notes thereto and accounting policies and principles.

4.02 Exemptions availed on first-time adoption of Ind AS 101

Ind AS 101 allows to first time adopters to certain exemptions from other Ind ASs & exceptions to the retrospective application of other Ind AS. The company has accordingly applied the following exemptions :

(a) Business combinations: Ind AS 103 (Business Combinations) has not been applied retrospectively to business combinations that occurred prior to 1st April, 2017. Use of this exemption means that in the opening Balance Sheet, goodwill and other assets and liabilities acquired in previous business combinations remain at the previous GAAP carrying values.

(b) Deemed cost: IND AS 101 gives option to choose from fair value as its deemed cost or carrying value in previous gaap as deemed cost, on the date of transition to Ind AS for property, plant & equipment, intangible assets and investment property, accordingly the company has taken the carrying value in previous gaap as deemed cost. Although the company has tested goodwill for impairment and impaired the goodwill.

(c) Cumulative translation differences: The company has elected to apply Ind AS 21- The Effects of changes in Foreign Exchange Rates prospectively. Under previous GAAP, the Company accumulated exchange differences arising on monetary items that, in substance, formed part of Company's net investment in non-integral foreign operations in a foreign currency translation reserve. Such balances are to be recognised in the statement of profit and loss on disposal of the net investment. Ind AS allows an entity an option to reset the cumulative translation differences arising on monetary items that exist as of the transition date to zero. However the exchange difference on foreign currency monetary items has been taken to the profit and loss as required by Ind AS 21, the Effects of Changes in Foreign Exchange Rates which was earlier taken to foreign currency translation reserve.

(d) Investments in subsidiaries and joint venture: The Company has elected to measure investment in subsidiaries and joint venture at cost. Ind AS 27 Separate financial statements requires the investment in subsidiaries and joint venture should be measured at cost or fair value in accordance with Ind AS 109 Financial Instrument, however as per Ind AS 101 First time adoption, the carrying value in previous gaap may be used as deemed cost.

(e) Share based payment: Ind AS 101 First time adoption gives exemption from Ind AS 102 Share based payments, to equity instruments that remain unvested as of transition date. Although this standard is not applicable on company as of now, as the company does not offer any share based payments, however the company intends to opt for the exemption.

(f) Revenue from contracts with customers: Ind AS 101 gives option for the application of Appendix C, Service Concession Arrangement to Ind AS 115 Revenue from contract with customer. As the company does not deal in such kind of contract the company intends to avail the exemption from this appendix.

R. GOPAL & ASSOCIATES * CHARTERED ACCOUNTANTS * S.K. AGARWAL M.No. 093209 NEW DELHI

SMC GLOBAL SECURITIES LTD. * New Delhi

SMC GLOBAL SECURITIES LIMITED

Notes to consolidated financial statements

4.03 Reconciliations

The following reconciliations provide the effect of transition to Ind AS from previous GAAP in accordance with Ind AS 101:

i) Equity as at April 1, 2017 & March 31, 2018

ii) Net profit for the year ended March 31, 2018

Reconciliation of equity as previously reported under IGAAP to Ind AS

₹ in Lakhs

Particulars	Note	Opening Balance sheet as at April 1, 2017			Balance sheet as at March 31, 2018		
		IGAAP	Effect of transition to Ind AS	Ind AS	IGAAP	Effect of transition to Ind AS	Ind AS
Assets							
Financial Assets							
Cash and cash equivalents	J	12,760.24	(16.14)	12,744.10	7,367.77	(1.51)	7,366.26
Other bank balances		32,218.81	-	32,218.81	38,997.00	-	38,997.00
Receivables							
Trade receivables	A	36,831.21	(1,448.58)	35,382.63	42,535.33	(1,070.43)	41,464.90
Other receivables	A	4,263.40	(29.93)	4,233.47	4,311.20	(29.93)	4,281.27
Loans		32,107.94	(2,098.72)	30,009.22	56,861.55	(1,950.12)	54,911.43
Investments	A,B,J	20,936.28	195.39	21,131.67	13,447.15	121.13	13,568.28
Other financial assets		9,569.81	-	9,569.81	6,931.77	-	6,931.77
Non-financial Assets							
Inventories		277.87	-	277.87	548.88	-	548.88
Current tax assets (net)		1,126.38	-	1,126.38	1,813.34	-	1,813.34
Deferred tax assets (net)	C,J	2,326.94	1,180.93	3,507.87	2,920.73	944.39	3,865.12
Assets held for sale		-		-	170.03		170.03
Investment property		106.86	-	106.86	-	-	-
Property, plant and equipment	E	3,433.15	(181.19)	3,251.96	3,659.77	(177.31)	3,482.46
Goodwill	D	568.58	(171.77)	396.81	142.43	(142.43)	-
Other intangible assets	E	189.71	(7.04)	182.67	198.60	(29.41)	169.19
Intangible work-in-progress		3.00	-	3.00	-	-	-
Other non-financial assets	J	5,346.52	(12.93)	5,333.59	3,745.39	(15.97)	3,729.42
Total Assets		**1,62,066.70**	**(2,589.98)**	**1,59,476.72**	**1,83,650.94**	**(2,351.59)**	**1,81,299.35**
Liabilities and Equity							
Liabilities							
Financial liabilities							
Payables							
Trade payables							
- to micro and small enterprises		-	-	-	-	-	-
- to other than micro and small enterprises	J	22,732.03	(10.82)	22,721.21	24,989.51	(5.72)	24,983.79
Other payables							
- to micro and small enterprises		-	-	-	-	-	-
- to other than micro and small enterprises	B	407.21	(6.81)	400.40	778.74	(0.19)	778.55
Borrowings		33,090.18	-	33,090.18	51,439.02	-	51,439.02
Deposits		295.44		295.44	898.86		898.86
Other financial liabilities		42,551.89	-	42,551.89	38,333.30	-	38,333.30
Non-financial liabilities							
Current tax liabilities (net)		221.71	-	221.71	80.34	-	80.34
Provisions		1,728.71	-	1,728.71	1,513.16	-	1,513.16
Other non-financial liabilities	F	1,247.05	(653.60)	593.45	1,402.08	-	1,402.08
Equity							
Equity share capital		2,262.69	-	2,262.69	2,262.69	-	2,262.69
Other equity		57,215.73	(1,917.24)	55,298.49	61,801.21	(2,343.27)	59,457.94
Non-controlling interest		314.06	(1.51)	312.55	152.03	(2.41)	149.62
Total liabilities and equity		**1,62,066.70**	**(2,589.98)**	**1,59,476.72**	**1,83,650.94**	**(2,351.59)**	**1,81,299.35**

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M. No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

SMC GLOBAL SECURITIES LIMITED
Notes to consolidated financial statements

Reconciliation of statement of profit & loss as previously reported under IGAAP to Ind AS

₹ in Lakhs

Particulars	Note	Year ended March 31, 2018		
		IGAAP	Effect of transition to Ind AS	Ind AS
Revenue from operations				
Fees and commission income	J	36,910.20	(1.00)	36,909.20
Interest income	I	13,361.47	(167.29)	13,194.18
Dividend income		89.32	-	89.32
Net gain on proprietary trading	B	14,283.26	(83.72)	14,199.54
Total revenue from operations		**64,644.25**	**(252.01)**	**64,392.24**
Other income		1,143.82	-	1,143.82
Total income		**65,788.07**	**(252.01)**	**65,536.06**
Expenses				
Fee and commission expenses		27,426.50	-	27,426.50
Employee benefits expenses	G,J	13,627.38	50.12	13,677.50
Finance costs		4,614.58	-	4,614.58
Depreciation, amortization and impairment	D,E	868.11	(9.47)	858.64
Impairment on financial instruments	A	880.29	(644.04)	236.25
Other expenses	H,J	10,697.81	(23.22)	10,674.59
Total expenses		**58,114.67**	**(626.61)**	**57,488.06**
Profit before share of profit/(loss) of joint venture, exceptional item and tax		**7,673.40**	**374.60**	**8,048.00**
Share in profit/(loss) in joint venture	J	-	(107.20)	(107.20)
Profit before tax		**7,673.40**	**267.40**	**7,940.80**
Tax expense:				
Current tax		3,230.43	-	3,230.43
Deferred tax	C,J	(647.72)	189.62	(458.10)
Total tax expense		**2,582.71**	**189.62**	**2,772.33**
Profit after tax		**5,090.69**	**77.78**	**5,168.47**
Other comprehensive income				
Items that will not be reclassified subsequently to profit or loss				
Remeasurement of the net defined benefit liability / asset	G	-	94.92	94.92
Tax effect of items that will not be reclassified subsequently to profit and loss	C	-	(27.49)	(27.49)
Items that will be reclassified subsequently to profit or loss				
Exchange differences on translating foreign operations	H	-	3.70	3.70
Fair value changes on investments	B	-	100.05	100.05
Tax effect of items that will be reclassified subsequently to profit and loss	C	-	(19.43)	(19.43)
Total other comprehensive income, net of tax		-	**151.75**	**151.75**
Total comprehensive income for the year (comprising of profit and other comprehensive income for the year)		**5,090.69**	**229.53**	**5,320.22**

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

SMC GLOBAL SECURITIES LIMITED
Notes to consolidated financial statements

Explanations for reconciliation of balance sheet and statement of profit and loss as previously reported under IGAAP to Ind AS :

A. Impairment of financial assets

In accordance with Ind AS 109, the Company uses 'Expected Credit Loss' (ECL) model, for evaluating impairment of financial assets other than those measured at fair value through profit and loss (FVTPL).

The company has recognised the expected credit loss for all the financial assets based on the probability of default in any repayment for the particular asset. In earlier standard the provision was recognised based on the past trend, for each category of the financial asset.

B. Fair valuation

The Company has valued financial assets (other than investment in joint venture which are accounted at cost) at fair value. Impact of fair value changes as on the date of transition, is recognised in opening reserves and changes thereafter are recognised in statement of profit and loss or other comprehensive income, as the case may be. The parent company was creating provision on unhedge securities in IGAAP which is reversed in Ind AS as investment securities are fair valued.

C. Deferred tax

The impact of transition adjustments together with Ind AS mandate of using balance sheet approach (against profit and loss approach in the previous GAAP) for computation of deferred taxes has resulted in charge to the reserves, on the date of transition, with consequential impact to the statement of profit and loss for the subsequent periods. Tax impact of items pertaining to OCI is taken into OCI.

D. Impairment of goodwill

Goodwill is tested for impairment on an annual basis and whenever there is an indication that the recoverable amount of a cash generating unit (CGU) is less than its carrying amount, based on a number of factors including operating results, business plans, future cash flows and economic conditions.

E. Change in method of depreciation

As the group has adopted Ind AS, the subsidiary company listed as 'd', 'j' and 'k' in note no. 1.04, has changed the method of depreciation from straight line method to written down value method retrospectively.

F. Dividend

In earlier standard the dividend declared by board was recognised as liability but now the dividend is recognised as liability as an when approved by shareholders.

G. Actuary gain/loss

As per Ind AS 19, actuarial gain and losses are recognized in other comprehensive income as compared to being recognized in the statement of profit and loss under IGAAP.

H. Exchange difference

As per Ind AS 21 exchange difference on foreign currency monetary item is recognised in statement of profit and loss and exchange difference on conversion of foreign operation is recognised in other comprehensive income as compared to earlier standard in foreign currency translation reserve.

I. Amortisation of loans

As per Ind AS 109, Financial Instruments, the financials assets carried at amortised cost should be measured using the effective interest rate. In IGAAP the income received from processing fee was recognised as and when received now in Ind AS it is deferred to the loan period.

J. Equity method of accounting

As per Ind AS 28, the company accounts for investment in joint venture using equity method of accounting, wherein, investment is adjusted for profit or loss of the joint venture and corresponding impact is recognised in statement of profit or loss as separate line item. However, in IGAAP the same was proportionately consolidated on line by line item basis.

Note :

Indian GAAP (IGAAP) numbers are not directly comparable with previously published numbers because of regrouping of the same in Ind AS format.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

5 **Cash and cash equivalents**

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Cheque in hand	-	-	3,779.93
Cash in hand	31.34	47.98	27.08
Foreign currency in hand	1.44	5.72	6.61
Balances with banks			
In current and deposit accounts*	7,109.99	7,312.56	8,930.48
Total cash and cash equivalent	**7,142.77**	**7,366.26**	**12,744.10**
Cash and cash equivalent for the purpose of statement of cash flow	**7,142.77**	**7,366.26**	**12,744.10**

* Includes unclaimed dividend of ₹ 32.64 lakhs, ₹ 19.94 lakhs and ₹ 1.38 lakhs as of March 31, 2019, March 31, 2018 and April 1, 2017, respectively.

6 **Other bank balances**

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Deposit placed under lien with banks*	43,851.79	37,514.68	31,086.57
Deposit pledged with the clearing corporations and stock exchanges as margin	854.27	1,276.72	394.00
Deposit placed under lien with consumer court	2.88	4.37	1.08
Placed under lien with statutory authority	7.40	7.40	7.40
Deposit placed with pension fund regulatory and development authority	20.00	20.00	20.00
Deposit placed under arbitration	103.44	97.81	137.84
Fixed deposits having maturity more than 3 months	64.01	76.02	571.92
Total other bank balances	**44,903.79**	**38,997.00**	**32,218.81**

* Deposit placed under lien in with bank as margin deposit for the guarantees issued of ₹ 78,904.75 lakhs, ₹ 70,693.40 lakhs, ₹ 58,946.29 lakhs as of March 31, 2019, March 31, 2018 and April 1, 2017, respectively, credit facilities or otherwise.

7 **Trade receivables**

₹ in Lakhs

Particulars		As at		
		March 31, 2019	March 31, 2018	April 1, 2017
Secured considered good		63,066.76	22,159.78	19,846.97
Secured credit impaired		547.92	198.65	184.04
Less: Provision for impairment		(547.92)	(198.65)	(184.04)
	(A)	**63,066.76**	**22,159.78**	**19,846.97**
Unsecured considered good		15,565.11	19,305.12	15,535.66
Unsecured credit impaired		1,263.72	1,755.20	2,499.38
Less: Provision for impairment		(1,263.72)	(1,755.20)	(2,499.38)
	(B)	**15,565.11**	**19,305.12**	**15,535.66**
Total trade receivables	**(A+B)**	**78,631.87**	**41,464.90**	**35,382.63**

8 **Other receivables**

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Security deposits	3,949.77	4,179.92	4,112.32
Other	153.17	139.73	183.07
	4,102.94	**4,319.65**	**4,295.39**
Less: Provision for impairment	(35.38)	(38.38)	(61.92)
Total other receivables	**4,067.56**	**4,281.27**	**4,233.47**

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

9 **Loans**

₹ in Lakhs

Particulars		As at		
		March 31, 2019	March 31, 2018	April 1, 2017
Secured				
Carried at amortised cost				
Loans relating to financing business		38,937.67	44,268.19	26,067.92
Less: Provision for impairment		(1,843.01)	(1,189.89)	(2,344.77)
	(A)	**37,094.66**	**43,078.30**	**23,723.15**
Unsecured				
Carried at amortised cost				
Loans relating to financing business		19,984.28	12,441.28	5,511.48
Loans to related party		-	-	3.09
Others		626.30	598.39	949.32
		20,610.58	**13,039.67**	**6,463.89**
Less: Provision for impairment		(652.59)	(1,206.54)	(177.82)
	(B)	**19,957.99**	**11,833.13**	**6,286.07**
Net loans	**(A+B)**	**57,052.65**	**54,911.43**	**30,009.22**
In India		56,987.40	54,687.46	29,993.40
Outside India		65.25	223.97	15.82

10 **Investments**

₹ in Lakhs

Particulars		As at		
		March 31, 2019	March 31, 2018	April 1, 2017
Quoted				
Investments carried at fair value through profit and loss				
Equity instruments		16,643.23	10,372.46	7,083.60
Debt instruments*		556.49	8.87	5,142.81
	(A)	**17,199.72**	**10,381.33**	**12,226.41**
Investments carried at fair value through other comprehensive income				
Equity instruments		731.48	216.18	967.71
Equity instruments under portfolio management service		1,310.66	1,277.48	1,264.62
Mutual funds		200.84	121.84	89.65
Debt instruments		29.93	1,518.96	6,463.59
	(B)	**2,272.91**	**3,134.46**	**8,785.57**
Sub - Total	**(A+B=C)**	**19,472.63**	**13,515.79**	**21,011.98**
Unquoted				
Investments carried at amortised cost				
Investment in joint venture (partnership firm)		11.74	11.76	58.96
	(D)	**11.74**	**11.76**	**58.96**
Investments carried at fair value through other comprehensive income				
Equity instruments		350.73	397.73	497.73
Less : Provision for impairment		(315.00)	(357.00)	(437.00)
	(E)	**35.73**	**40.73**	**60.73**
Sub - Total	**(D+E=F)**	**47.47**	**52.49**	**119.69**
Total investments	**(C+F)**	**19,520.10**	**13,568.28**	**21,131.67**
In India		19,520.10	13,568.28	21,131.67
Outside India		-	-	-

* The company has designated certain debt instruments as fair value through profit and loss as these are held in business for trade.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M. No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

11 Other financial assets

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Interest accrued but not due	647.43	485.70	515.04
Derivative financial instruments	8,782.82	6,446.07	9,054.77
Total other financial assets	**9,430.25**	**6,931.77**	**9,569.81**

12 Inventories

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Commodities	592.59	548.88	277.87
Total inventories	**592.59**	**548.88**	**277.87**

13 Assets held for sale

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Building	410.79	170.03	-
Total assets held for sale	**410.79**	**170.03**	-
In India	410.79	170.03	-
Outside India	-	-	-

The Company classifies an asset as held for sale if its carrying amount will be recovered principally through a sale transaction rather than through continuing use. The Company accounts for a non-financial assets classified as held for sale at the lower of its carrying amount and fair value less costs to sell.

The Company has acquired certain residential properties in the process of recovery from the borrowers, those property are not used in business and held for sale in the future course of action. The management is taking appropriate actions to find the right buyer for the sale of property.

14 Investment property

₹ in Lakhs

Particulars	Amount
Opening gross carrying value as at April 1, 2017	106.86
Additions during the year	-
Deletions during the year	106.86
Closing gross carrying value as at March 31, 2018	-
Opening gross carrying value as at April 1, 2018	-
Additions during the year	-
Deletions during the year	-
Closing gross carrying value as at March 31, 2019	-
Carrying value as at April 1 , 2017	**106.86**
Carrying value as at March 31, 2018	-
Carrying value as at March 31, 2019	-

15 Property, plant and equipment

₹ in Lakhs

Particulars	Office Building	Computer equipment	Office equipment	Furniture and fixtures	Vehicles	VSAT	Lease hold asset	Total
Opening gross carrying value as at April 1, 2017	2,020.06	2,853.65	1,297.98	2,249.28	582.02	368.22	-	9,371.21
Additions during the year	429.31	388.17	88.32	121.52	10.11	-	-	1,037.43
Deletions during the year	-	(87.88)	(72.56)	(103.60)	(29.83)	-	-	(293.87)
Translation difference	0.62	0.67	0.05	0.18	-	-	-	1.52
Closing gross carrying value as at March 31, 2018	**2,449.99**	**3,154.61**	**1,313.79**	**2,267.38**	**562.30**	**368.22**	-	**10,116.29**
Opening gross carrying value as at April 1, 2018	2,449.99	3,154.61	1,313.79	2,267.38	562.30	368.22	-	10,116.29
Additions during the year	-	540.56	86.48	81.49	230.57	-	30.03	969.13
Deletions during the year	-	(444.33)	(458.33)	(59.41)	-	-	-	(962.07)
Translation difference	12.40	10.72	1.04	3.71	-	-	-	27.87
Closing gross carrying value as at March 31, 2019	**2,462.39**	**3,261.56**	**942.98**	**2,293.17**	**792.87**	**368.22**	**30.03**	**10,151.22**
Opening accumulated depreciation as at April 1, 2017	249.47	2,426.48	1,103.00	1,623.34	389.45	327.51	-	6,119.25
Depreciation for the year	120.39	288.91	86.43	189.43	62.25	10.66	-	758.07
Accumulated depreciation on deletions	-	(82.45)	(57.24)	(76.72)	(28.10)	-	-	(244.51)
Translation difference	0.15	0.63	0.05	0.19	-	-	-	1.02
Closing accumulated depreciation as at March 31, 2018	**370.01**	**2,633.57**	**1,132.24**	**1,736.24**	**423.60**	**338.17**	-	**6,633.83**
Opening accumulated depreciation as at April 1, 2018	370.01	2,633.57	1,132.24	1,736.24	423.60	338.17	-	6,633.83
Depreciation for the year	159.10	500.21	111.00	199.63	75.38	9.89	0.80	1,056.01
Accumulated depreciation on deletions	-	(410.37)	(434.58)	(55.64)	-	-	-	(900.59)
Translation difference	1.13	8.83	0.83	1.56	-	-	-	12.35
Closing accumulated depreciation as at March 31, 2019	**530.24**	**2,732.24**	**809.49**	**1,881.79**	**498.98**	**348.06**	**0.80**	**6,801.60**
Carrying value as at April 1, 2017	**1,770.59**	**427.17**	**194.98**	**625.94**	**192.57**	**40.71**	-	**3,251.96**
Carrying value as at March 31, 2018	**2,079.98**	**521.04**	**181.55**	**531.14**	**138.70**	**30.05**	-	**3,482.46**
Carrying value as at March 31, 2019	**1,932.15**	**529.32**	**133.49**	**411.38**	**293.89**	**20.16**	**29.23**	**3,349.62**

16 Goodwill

₹ in Lakhs

Particulars	As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
Carrying value at the beginning	-	396.81	568.59
Addition on business combination	-	-	-
Impairment during the year	-	(396.81)	(171.78)
Carrying value at the end	-	-	**396.81**

17 **Other intangible assets**

₹ in Lakhs

Particulars	Computer software	Trademark logo	Customer contracts	Total
Opening gross carrying value as at April 1, 2017	884.32	0.20	129.68	**1,014.20**
Additions during the year	192.57	-	-	**192.57**
Deletions during the year	(101.84)	-	(128.91)	**(230.75)**
Translation difference	0.03	-	(0.77)	**(0.74)**
Closing gross carrying value as at March 31, 2018	**975.08**	**0.20**	**0.00**	**975.28**
Opening gross carrying value as at April 1, 2018	975.08	0.20	0.00	975.28
Additions during the year	43.05	-	-	**43.05**
Deletions during the year	(2.41)	-	-	**(2.41)**
Translation difference	0.50	-	-	**0.50**
Closing gross carrying value as at March 31, 2019	**1,016.22**	**0.20**	**0.00**	**1,016.42**
Opening accumulated amortization as at April 1, 2017	819.17	0.20	12.16	**831.53**
Amortization for the year	87.06		13.51	**100.57**
Accumulated amortization on deletions	(100.38)	-	(25.59)	**(125.97)**
Translation difference	0.04	-	(0.08)	**(0.04)**
Closing accumulated amortization as at March 31, 2018	**805.89**	**0.20**	**0.00**	**806.09**
Opening accumulated amortization as at April 1, 2018	805.89	0.20	0.00	**806.09**
Amortization for the year	78.57	-	-	**78.57**
Accumulated amortization on deletions	(2.40)	-	-	**(2.40)**
Translation difference	0.43	-	-	**0.43**
Closing accumulated amortization as at March 31, 2019	**882.49**	**0.20**	**0.00**	**882.69**
Carrying value as at April 1, 2017	**65.15**	**-**	**117.52**	**182.67**
Carrying value as at March 31, 2018	**169.19**	**-**	**0.00**	**169.19**
Carrying value as at March 31, 2019	**133.73**	**-**	**0.00**	**133.73**

Intangible work-in-progress

₹ in Lakhs

Particulars	As at		
	March 31, 2019	**March 31, 2018**	**April 1, 2017**
Intangible work-in-progress	25.00	-	3.00
Total intangible work-in-progress	**25.00**	**-**	**3.00**

IND AS 101 gives option to choose from fair value as its deemed cost or carrying value in previous gaap as deemed cost, on the date of transition to Ind AS for property, plant & equipment and other intangible assets, accordingly the company has taken the carrying value in previous gaap as deemed cost. Although the company has tested goodwill for impairment and impaired the goodwill.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

SMC GLOBAL SECURITIES LIMITED
Notes to consolidated financial statements

18 Other non-financial assets

₹ in Lakhs

Particulars	As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
Capital advances	342.91	327.16	623.31
Prepaid expenses	1,094.22	1,177.66	1,715.88
Dividend receivable	1.12	0.27	0.34
Withholding taxes and other taxes receivable	229.51	517.28	104.19
Advance payment to vendors for supply of goods	397.46	415.63	626.94
Salary advances	7.18	4.68	2.53
Unbilled revenue	1,070.48	1,286.74	2,260.40
Total other non financial assets	**3,142.88**	**3,729.42**	**5,333.59**

19 Debt securities

₹ in Lakhs

Particulars	As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
Unsecured - at amortised cost			
Loan repayable within one year			
Commercial paper	135.00	-	-
Less: unamrotised balance of discount on issue of commercial paper	(1.90)	-	-
Total debt securities	**133.10**	-	-

19.01 Details of commercial papers outstanding as on March 31, 2019 are as follows :

₹ in Lakhs

Sr. No.	Issue date	Date of repayment	As at March 31, 2019			Rate of interest
			Gross Amount	Unamortised balance of discount	Net Amount	
1	17/01/2019	22/05/2019	100.00	(1.33)	98.67	9.80%
2	01/02/2019	04/06/2019	25.00	(0.41)	24.59	9.80%
3	01/02/2019	04/06/2019	10.00	(0.16)	9.84	9.80%
Total			**135.00**	**(1.90)**	**133.10**	

20 Borrowings

₹ in Lakhs

Particulars		As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
Secured				
Term loan				
from banks		3,810.38	5,588.72	634.70
from others		-	-	6.06
Loan repayable on demand				
from banks		54,756.75	26,902.97	18,974.94
from others		11,054.43	12,395.97	9,343.00
	(A)	**69,621.56**	**44,887.66**	**28,958.70**
Unsecured				
Loan repayable on demand				
from others		4,221.64	6,551.36	4,131.48
	(B)	**4,221.64**	**6,551.36**	**4,131.48**
Total borrowings	(A+B)	**73,843.20**	**51,439.02**	**33,090.18**
In India		69,621.56	44,887.66	28,958.70
Outside India		4,221.64	6,551.36	4,131.48

a) Term Loan amounting ₹ 215.14 lakhs, ₹ 88.72 lakhs and ₹ 140.76 lakhs as of March 31, 2019, March 31, 2018 and April 1, 2017, respectively, are secured by way of hypothecation of vehicles and are repayable over a period of five years.

b) Term Loan amounting ₹ 3,595.24 lakhs, ₹ 5,500 lakhs and ₹ 500 lakhs as of March 31, 2019, March 31, 2018 and April 1, 2017, respectively, are secured by way of hypothecation of loan book, guarantee given by the holding company and personal guarantee of promoters directors.

c) Loan from bank amounting ₹ 65,811.18 lakhs, ₹ 39,298.94 lakhs and ₹ 28,317.94 lakhs as of March 31, 2019, March 31, 2018 and April 1, 2017, respectively, are secured against shares, commodities, bonds, receivables, loan book, guarantee given by the holding company and personal guarantee of promoters directors.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

SMC GLOBAL SECURITIES LIMITED
Notes to consolidated financial statements

Repayment terms of borrowings

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
In the first year	71,907.26	47,819.07	32,712.94
In the second year	1,411.60	1,813.90	205.67
In the third to fifth year	524.34	1,806.05	171.57
Total	**73,843.20**	**51,439.02**	**33,090.18**

Segregation of borrowing on the basis of fixed & floating interest rate

₹ in Lakhs except otherwise stated

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Weighted average rate			
Secured			
Fixed rate borrowings	9.10%	9.60%	9.79%
Floating rate borrowings	9.97%	8.90%	9.22%
Unsecured			
Floating rate borrowings	7.63%	7.10%	8.28%
Amount borrowed			
Secured			
Fixed rate borrowings	215.14	88.72	137.53
Floating rate borrowings	69,406.42	44,798.93	28,821.17
Unsecured			
Floating rate borrowings	4,221.64	6,551.37	4,131.48
Total borrowings	**73,843.20**	**51,439.02**	**33,090.18**

21 **Deposits**

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Unsecured			
At amortised cost			
Security deposit taken from customer	986.25	797.33	275.00
Security deposit taken from others	123.19	101.53	-
Inter-corporate deposits*	263.53	-	20.44
Total deposits	**1,372.97**	**898.86**	**295.44**
In India	1,372.97	898.86	295.44
Outside India	-	-	-

* includes deposits from related party

22 **Other financial liabilities**

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Book overdraft from banks	1,227.99	1,164.51	4,331.16
Security deposits received	236.29	169.03	143.56
Interest accrued but not due	98.00	64.31	43.98
Employee benefit payable	454.34	551.76	486.49
PMS payable	3.85	3.41	14.67
Derivative financial instruments	3,682.74	1,303.35	4,268.65
Accrued expenses	2,050.05	2,180.90	1,631.21
Margin received from client	55,399.53	32,896.03	31,632.17
Total other financial liabilities	**63,152.79**	**38,333.30**	**42,551.89**
Financial liability carried at amortized cost	59,470.05	37,029.95	38,283.24
Financial liability carried at fair value through profit and loss	3,682.74	1,303.35	4,268.65

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

23 Provisions

₹ in Lakhs

Particulars	As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
Provision for employee benefits			
Gratuity	886.01	633.11	1,100.71
Leave encashment	546.42	466.08	410.63
Provision for CSR	93.50	87.08	82.26
Provision for insurance cancellation	286.38	208.54	110.16
Others	81.03	118.35	24.95
Total provisions	**1,893.34**	**1,513.16**	**1,728.71**

23.01 Corporate social responsibility

The ministry of Corporate Affairs has notified Section 135 of the Companies Act, 2013 on Corporate Social Responsibility (CSR) w.e.f. 1 April 2014. In accordance with the provisions of said section, the Board of Directors of the company (where CSR provisions are applicable) had constituted a Corporate Social Responsibility Committee.

a) Reconciliation of provision

₹ in Lakhs

Particulars	As at March 31, 2019	As at March 31, 2018
Opening provision	87.08	82.26
Provision made during the year	147.22	106.57
CSR spent during the year	140.80	101.75
Closing provision	**93.50**	**87.08**

b) Details of amount spent

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
i) Construction/acquisition of any asset	-	-
ii) on purpose other than (a) above	140.80	101.75
Total	**140.80**	**101.75**

c) Details of related party transactions, e.g., contribution to a trust controlled by the company in relation to CSR expenditure - NIL (PY NIL).

24 Other non-financial liabilities

₹ in Lakhs

Particulars	As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
Unearned income	127.58	211.35	170.49
Unpaid dividend	32.64	19.94	1.38
Withholding taxes and other taxes payable	1,024.97	1,161.99	414.08
Others	58.41	8.80	7.50
Total other non-financial liabilities	**1,243.60**	**1,402.08**	**593.45**

25 Equity share capital

25.01 Authorised issued and subscribed capital

₹ in Lakhs

Particulars	As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
Authorised			
16,50,50,000 (March 31, 2018 and April 1, 2017 : 16,50,50,000) equity shares of ₹ 2/- each	3,301.00	3,301.00	3,301.00
	3,301.00	**3,301.00**	**3,301.00**
Issued, subscribed & fully paid up			
11,31,34,450 (March 31, 2018 and April 1, 2017 : 11,31,34,450) equity shares of ₹ 2/- each	2,262.69	2,262.69	2,262.69
	2,262.69	**2,262.69**	**2,262.69**

25.02 Reconciliation of number of equity shares outstanding

(in numbers)

Particulars	As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
At the beginning of the year	11,31,34,450	11,31,34,450	11,31,34,450
Issued during the year	-	-	-
Buyback/forfeiture during the year	-	-	-
At the end of the year	**11,31,34,450**	**11,31,34,450**	**11,31,34,450**

The Company has only one class of Equity Shares having a par Value of ₹ 2 per share. Each holder of equity shares is entitled to one vote per share. The Board of Directors has proposed an equity dividend @ 24% i.e. ₹ 0.48 (P.Y. ₹ 0.48) per share for the financial year ending March 31, 2019 at there meeting held on dated May 11, 2019, which is subject to approval by the shareholders in the ensuing Annual General Meeting. The amount of per share dividend recognised as distribution to equity shareholders for Interim dividend is ₹ 0.48 (P.Y. ₹ 0.48)

In the event of Liquidation of the company, the holders of Equity Shares will be entitled to receive remaining assets of the company, after distribution of all preferential amounts. The distribution will be in proportion to the number of equity shares held by the shareholders.

25.03 Shares held by shareholders holding more than 5% shares

(in numbers)

Name of Shareholder	As at March 31, 2019		As at March 31, 2018		As at April 1, 2017	
	No. of Shares held	% held	No. of Shares held	% held	No. of Shares held	% held
ASM Pipes Private Limited	1,86,67,140	16.50	1,86,67,140	16.50	1,86,67,140	16.50
Millennium Investment And Acquisition Co. Inc.	1,02,04,690	9.02	1,15,04,690	10.17	1,22,04,690	10.79
Mahesh C. Gupta	1,02,48,500	9.06	1,02,48,500	9.06	1,02,48,500	9.06
Subhash Chand Aggarwal	1,00,95,500	8.92	1,00,95,500	8.92	1,00,95,500	8.92
Sanlam International Investment Partners Limited	94,60,590	8.36	94,60,590	8.36	94,60,590	8.36
Signature Global (India) Private Limited	88,65,885	7.84	88,65,885	7.84	-	-
Hemlata Aggarwal	69,20,550	6.12	77,20,550	6.82	77,20,550	6.82
Sushma Gupta	75,66,550	6.69	75,66,550	6.69	75,66,550	6.69
Pulin Investments Private Limited	78,77,205	6.96	-	-	-	-

SMC GLOBAL SECURITIES LIMITED
Notes to consolidated financial statements

26 Fee and commission income

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
Income from:		
Brokerage Income	34,316.74	26,800.17
Distribution of financial product	7,480.28	8,905.46
Depository activities	492.38	557.50
Treasury activities	37.19	31.83
Research support services	135.55	99.64
Portfolio management services	20.70	13.10
Management and advisory	318.34	357.04
Incentives from exchange	530.07	144.46
Total fee and commission income	**43,331.25**	**36,909.20**

27 Interest income

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
On financial assets measured at amortised cost		
Interest on loans	9,709.89	7,501.00
Interest on deposits with banks	2,824.21	2,495.42
Interest on delayed payment/ margin trade funding	5,059.02	3,159.35
Other interest Income	-	0.26
On financial assets classified at fair value through profit or loss		
Interest income from trading investments	15.44	38.15
Total interest income	**17,608.56**	**13,194.18**

28 Other income

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
Interest income	226.31	221.94
Net gain on derecognition of financial instruments measured at fair value through other comprehensive income	151.25	534.28
Net gain on derecognition of property, plant and equipment	12.57	2.20
Dividend income	27.03	23.27
Rent	69.61	73.79
Liability no longer required written back	124.77	252.34
Net gain on translation of foreign currency monetary items	9.14	0.54
Miscellaneous income	51.56	35.46
Total other income	**672.24**	**1,143.82**

29 Fee and commission expenses

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
Client introduction charges	19,711.57	12,833.26
Exchange & other regulatory charges	4,548.44	4,679.76
Expense for distribution of financial products	5,304.49	5,856.39
VPN, leaseline, internet & VSAT expenses (net)	170.02	207.78
Securities/commodities transaction tax	4,409.18	3,833.24
Demat charges	12.18	16.07
Total fee and commission expenses	**34,155.88**	**27,426.50**

30 **Employee benefits expenses**

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
Salaries and incentives	13,781.79	12,484.27
Staff welfare	238.07	223.13
Contribution to provident and other funds	635.59	578.41
Gratuity	302.02	391.69
Total employee benefits expenses	**14,957.47**	**13,677.50**

31 **Finance cost**

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
On financial liabilities measured at amortised cost		
Interest to bank (term loan)	741.89	227.66
Interest to bank (others)	2,198.61	1,763.64
Interest-others	2,812.32	2,160.71
Other borrowing cost	534.97	462.57
Total finance cost	**6,287.79**	**4,614.58**

32 **Depreciation, amortization and impairment**

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
Depreciation on tangible assets	1,056.01	758.07
Amortisation of intangible assets	78.57	100.57
Total depreciation, amortization and impairment	**1,134.58**	**858.64**

33 **Impairment on financial instruments**

₹ in Lakhs

Particulars		For the year ended March 31, 2019	For the year ended March 31, 2018
On financial assets measured at amortised cost/transaction price			
Trade receivable		207.17	151.79
Loans		617.06	58.34
Other receivables (deposits)		(3.00)	6.12
	(A)	**821.23**	**216.25**
On financial assets measured at fair value through other comprehensive income			
Investments		(42.00)	20.00
	(B)	**(42.00)**	**20.00**
Total impairment on financial instruments	**(A+B)**	**779.23**	**236.25**

R. GOPAL & ASSOCIATES ★ CHARTERED ACCOUNTANTS ★ S.K. AGARWAL M.No. 093209 NEW DELHI

SMC GLOBAL SECURITIES LTD. ★ New Delhi

34 Other expenses

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
Advertisement	2,328.25	1,975.25
Business promotion	1,999.81	1,804.49
Computer repair & maintenance	383.65	393.17
Conveyance & traveling expenses	527.49	445.04
Director sitting fees	22.40	29.75
Donation	17.85	3.73
Insurance	30.41	33.75
Legal & professional charges	411.54	505.02
Bank charges	94.57	111.67
Net loss on derecognition of property, plant and equipment	0.14	410.24
Office repair & maintenance	502.31	446.13
Printing and stationery	251.60	251.64
Rent	1,423.51	1,401.03
Electricity and water expenses	570.27	562.13
Membership fees & subscription	28.51	24.86
Communication expenses	388.60	431.49
Net loss on derecognition of financial instruments carried at fair value through other comprehensive income	104.33	-
Vehicle running & maintenance	79.08	57.38
Rates & taxes	44.58	70.71
CSR expenses	147.22	106.57
ADR expenses*	-	1,394.39
Miscellaneous expenses	137.76	177.09
Auditor's fees and expenses		
as statutory auditor	37.16	29.54
as tax auditor	5.40	4.15
as fees for other services	7.27	5.37
Total other expenses	**9,543.71**	**10,674.59**

*** ADR expense**

The parent company had started making efforts for proposed ADR issue in USA for expansion of business in the year 2015, however, the same was called off during the previous year due to regulatory issues with Ministry of Finance, Government of India and accordingly ADR expenses incurred in all these years starting from October 2015 till the end of March 2018 ₹ 1,394.39 Lakhs has been charged to statement of profit & loss in previous year.

R. GOPAL & ASSOCIATES ★ CHARTERED ACCOUNTANTS ★ S.K. AGARWAL M.No. 093209 NEW DELHI

SMC GLOBAL SECURITIES LTD. ★ New Delhi

35 Income tax

35.01 Income tax expense in the statement of profit and loss

₹ in Lakhs

Particulars	For the year ended	
	March 31, 2019	March 31, 2018
Current tax expense		
For the year	2,929.65	3,233.59
Change in estimates relating to prior years	13.80	(3.16)
	2,943.45	**3,230.43**
Deferred tax charge/(benefit)		
Origination and reversal of temporary differences	(168.85)	(277.01)
Minimum alternate tax	(219.88)	(181.09)
	(388.73)	**(458.10)**
Total income tax expense	**2,554.72**	**2,772.33**

35.02 Tax expense recognised in other comprehensive income

₹ in Lakhs

Particulars	For the year ended	
	March 31, 2019	March 31, 2018
Remeasurement of the net defined benefit liability / asset	(3.49)	27.49
Fair value changes on investments	12.24	19.43
Total tax expense recognised in other comprehensive income	**8.75**	**46.92**

35.03 Reconciliation of the income tax expense to the amount computed by applying the statutory income tax rate to the income before income taxes

₹ in Lakhs

Particulars	For the year ended	
	March 31, 2019	March 31, 2018
Profit before tax	9,088.39	7,940.80
Enacted tax rates in India	34.944%	34.608%
Computed expected tax expense	3,175.85	2,748.15
Non deductible permanent difference	102.63	316.99
Reversal of permanent difference	-	6.24
Deductible permanent difference	(7.68)	(44.30)
Income exempt from tax	(191.54)	(531.59)
Unrealised loss	-	7.31
Interest on income tax	0.40	4.45
Change in estimates relating to prior years	13.81	(23.19)
Effect of change in tax rate due to different class of income	2.48	7.63
Effect of differential tax rate on different subsidiaries	(306.45)	190.70
Change in statutory tax rate	(33.42)	261.84
Carry Forward of loss adjusted	(201.36)	(171.90)
Income tax expense	**2,554.72**	**2,772.33**

The applicable Indian statutory tax rates for fiscal 2019 and fiscal 2018 is 34.944% and 34.608%, respectively.

35.04 Details of income tax assets and income tax liabilities

₹ in Lakhs

Particulars		As at		
		March 31, 2019	March 31, 2018	April 1, 2017
Income tax assets pertaining to current year		2,664.94	3,150.09	2,237.68
Income tax liabilities pertaining to current year		2,943.45	3,230.43	2,459.39
Net income tax assets/ (liability) pertaining to current year	**(A)**	**(278.51)**	**(80.34)**	**(221.71)**
Income tax assets pertaining to current year		1,072.48	262.58	382.66
Income tax assets pertaining to previous years		630.51	1,550.76	743.72
	(B)	**1,702.99**	**1,813.34**	**1,126.38**
Total income tax assets / (liability) - net	**(A+B)**	**1,424.48**	**1,733.00**	**904.67**

35.05 Movement in the temporary differences

₹ in Lakhs

Particulars	Balance as on April 1, 2017	Recognised in profit or loss during 2017-18	Recognised in other comprehensive income	Utilization of MAT credit	Balance as on March 31, 2018	Recognised in profit or loss during 2018-19	Recognised in other comprehensive income	Utilization of MAT credit	Balance as on March 31, 2019
Employee benefits	**243.74**	(26.50)	(27.49)	-	**189.75**	(8.81)	3.49	-	**184.43**
Investment securities	**(23.22)**	23.93	(19.43)	-	**(18.72)**	(14.98)	(12.24)	-	**(45.94)**
ICDS	**(122.65)**	55.32	-	-	**(67.33)**	2.97	-	-	**(64.36)**
Provisions	**166.91**	169.29	-	-	**336.20**	(108.13)	-	-	**228.07**
Property, plant & equipment and intangible assets	**255.05**	4.82	-	-	**259.87**	92.86	-	-	**352.73**
Provision for impairment on receivable from clients	**1,716.06**	(497.25)	-	-	**1,218.81**	(112.85)	-	-	**1,105.96**
Other temporary differences	**72.06**	67.49	-	-	**139.55**	119.61	-	-	**259.16**
Total	**2,307.95**	**(202.90)**	**(46.92)**	**-**	**2,058.13**	**(29.33)**	**(8.75)**	**-**	**2,020.05**
Minimum alternate tax	**816.58**	198.83	-	(53.93)	**961.48**	223.30	-	(156.21)	**1,028.57**
Carried forward of tax losses shares & debentures	**3.23**	31.36	-	-	**34.59**	12.71	-	-	**47.30**
Carried forward of tax losses and unabsorbed depreciation (net of addition on account of tax losses)	**380.11**	430.81	-	-	**810.92**	182.05	-	-	**992.97**
	3,507.87	**458.10**	**(46.92)**	**(53.93)**	**3,865.12**	**388.73**	**(8.75)**	**(156.21)**	**4,088.89**

36 Earnings per share

The followings is a reconciliation of the equity shares used in the computation of basic and diluted earnings per equity share.

₹ in Lakhs except otherwise stated

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
Profit attributable to equity share holders.	6,533.67	5,168.47
Weighted average number of share outstanding during the year	11,31,34,450	11,31,34,450
Nominal value per share (₹)	2.00	2.00
Basic & Diluted	5.78	4.57

37 Leases

37.01 The lease rentals charged during the year are as follows:

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
Lease rentals recognized during the year	1,031.08	1,037.26

37.02 The obligations on long-term, non-cancellable operating leases payable as per the rentals stated in the respective agreements are as follows:

₹ in Lakhs

Future minimum lease payable	For the year ended March 31, 2019	For the year ended March 31, 2018
Not later than 1 year	18.31	18.31
Later than 1 year and not later than 5 years	91.56	91.56
Later than 5 years	183.11	201.42

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

38 Employee Benefits

(a) Gratuity

38.01 Breakup of amount recognised in statement of profit and loss

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
Interest on defined benefit obligation	39.90	45.09
Past service cost - plan amendments	-	131.62
Current service cost	239.19	209.42
Acquisitions cost	(3.19)	-
Management estimation	26.12	5.56
Total expense recognized in the statement of profit and loss	**302.02**	**391.69**

38.02 Breakup of amount recognised in the statement of other comprehensive income

₹ in Lakhs

Particulars	For the year ended March 31, 2019	For the year ended March 31, 2018
Remeasurements of the net defined benefit liability/ (asset)		
Opening amount recognised in OCI outside profit and loss account	(208.29)	(113.37)
Actuarial gains / losses	22.02	(91.68)
Return on plan assets (greater) / less than discount rate	(14.38)	(3.24)
	(200.64)	**(208.29)**

38.03 Breakup of the amount recognised in balance sheet

₹ in Lakhs

Particulars	As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
Present value of the obligation as at the end of the year	1,672.38	1,389.74	1,186.36
Fair value of plan assets as at the end of the year	(786.37)	(756.63)	(85.65)
Net liability recognised in balance sheet	**886.01**	**633.11**	**1,100.71**

38.04 Reconciliation of defined benefit obligation and plan asset

₹ in Lakhs

Particulars		As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
Change in benefit obligations				
Present value of the obligation as at the beginning of the year		1,389.74	1,186.36	964.87
Current service cost		239.19	209.42	190.92
Interest cost		96.57	74.64	66.98
Liability assumed on acquisition/ (settled on divestiture)		26.12	5.56	26.72
Actuarial (gain)/loss on obligations		22.02	(91.68)	31.29
Past service cost-plan amendments		-	131.62	-
Acquisitions (credit)/cost		(3.19)	-	-
Benefits paid		(102.64)	(126.55)	(91.66)
Effects of movement in exchange rate		4.57	0.37	(2.76)
Benefit obligations at the end	**(A)**	**1,672.38**	**1,389.74**	**1,186.36**
Change in plan assets				
Fair value of plan assets at the beginning of the year		756.63	85.65	91.71
Expected return on plan assets		-	-	-
Interest income on plan assets		56.67	29.55	10.93
Contributions		7.54	686.84	50.52
Benefits paid		(48.85)	(48.65)	(80.82)
Return on plan assets greater (lesser) than discount rate		14.38	3.24	13.31
Fair value of plan assets at the end	**(B)**	**786.37**	**756.63**	**85.65**
Amount recognised in balance sheet [(surplus) / deficit]	**(A-B)**	**886.01**	**633.11**	**1,100.71**

R. GOPAL & ASSOCIATES ★ CHARTERED ACCOUNTANTS ★ S.K. AGARWAL M.No. 093209 NEW DELHI

SMC GLOBAL SECURITIES LTD. ★ New Delhi

38.05 Sensitivity of significant assumptions used for DBO valuation

₹ in Lakhs

Particulars	For the year ended	
	March 31, 2019	March 31, 2018
Effect on DBO due to 0.5% increase in discount rate	(98.35)	(81.34)
Effect on DBO due to 0.5% decrease in discount rate	108.57	89.89
Effect on DBO due to 0.5% increase in salary escalation rate	95.50	81.92
Effect on DBO due to 0.5% decrease in salary escalation rate	(88.85)	(76.13)

38.06 Maturity profile of defined benefit obligation

₹ in Lakhs

Particulars	For the year ended	
	March 31, 2019	March 31, 2018
With in one year	131.03	128.93
One to five years	355.72	327.23
More than five years	866.92	723.80

38.07 Assumptions to determine the defined benefit obligations

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Discount rate	7.70%	7.70%	7.30%
Salary escalation rate (p.a.)	7.50%	7.00%	7.00%

Assumptions regarding future mortality experience are set in accordance with the published statistics by the Life Insurance Corporation of India.

The company assesses these assumptions with its projected long-term plans of growth and prevalent industry standards. The discount rate is based on the government securities yield.

The estimate of future salary increases, considered in actuarial valuation, takes into account inflation, seniority, promotion and other relevant factors, such as supply and demand in the employment market.

Sensitivity for significant actuarial assumptions is computed by varying one actuarial assumption used for the valuation of the defined benefit obligation by 50bps, keeping all other actuarial assumptions constant.

(b) Compensated absences

38.08 Breakup of the amount recognised in balance sheet

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Present value of the obligation as at the end of the year	546.42	466.08	410.63
Fair value of plan assets as at the end of the year	-	-	-
Net liability recognised in balance sheet	**546.42**	**466.08**	**410.63**

38.09 Number of compensated leave absences outstanding

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Total leave balance (days)	50,693.26	51,571.53	44,068.79

38.10 Assumption used in valuation

	As at		
	March 31, 2019	March 31, 2018	April 01, 2017
Discount rate	7.70%	7.70%	7.30%
Salary escalation rate (p.a.)	7.50%	7.00%	7.00%
Leave availment rate	5.00%	5.00%	5.00%

The estimates of future salary increases, considered in actuarial valuation, takes into account the inflation, seniority, promotion and other relevant factors, such as supply and demand in the employment market.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

39 Contingent liabilities and commitments

39.01 Contingent liabilities not provided in the financial statements:

₹ in Lakhs

Particulars	As at		
	March 31, 2019	**March 31, 2018**	**April 1, 2017**
1 ESI demand (Total amount paid under protest ₹ 12.43 Lakhs (2018:₹ 12.43 Lakhs, 2017:₹ 12.43 Lakhs))	31.06	31.06	31.06
2 Service tax demand	963.79	963.79	674.74
3 Income tax demand	119.15	119.15	92.31
4 Provident fund	-	-	-
5 Stamp duty	-	-	-

Notes:

1 An ESI demand is being agitated by the holding company at Additional Senior Civil Judge, Tis Hajari court, Delhi.

2 Service Tax demand of ₹ 45.66 Lakhs is being agitated by the holding company before Commissioner of Service Tax, Audit 1, Delhi and of ₹ 918.13 Lakhs is being agitated by the holding company before Additional Director General of Directorate General of GST Intelligence, Delhi Zonal Unit.

3 Income Tax demand has been agitated by the Companies as per details:

Name of company	Amount (₹ in lakhs)	Amount paid under protest	Assessment Year	Forum where agitated
SMC Global Securities Limited	31.47	31.47	2013-14	Commissioner of Income Tax (Appeals)
SMC Global Securities Limited	56.81	56.81	2014-15	Commissioner of Income Tax (Appeals)
SMC Global Securities Limited	27.51	10.00	2015-16	Commissioner of Income Tax (Appeals)
Moneywise Financial Services Private Limited	2.88	-	2008-09	Commissioner of Income Tax (Appeals) I, Kolkata
Moneywise Financial Services Private Limited	0.48	-	2010-11	Commissioner of Income Tax (Appeals) I, Kolkata

Assessment u/s 143(3) for the A.Y 2013-14, AY 2014-15 and AY 2015-16 has been completed and disallowance made under section 14A of the Income Tax Act, 1961 for which appeal filed before Income Tax Appellate Tribunal (ITAT), Delhi for A.Y 2013-14 and before Commissioner of Income Tax (Appeals) for A.Y 2014-15 and A.Y 2015-16, respectively.

In Moneywise Financial Services Private Limited assessment u/s 143(3) for the A.Y 2008-09 & 2010-11 has completed and application for rectification for short credit of TDS filed, not yet disposed off.

4 PF matter related to holding company is pending before High Court and amount is not quantifiable.

5 (a) The holding company has received a notice dated 21.11.2014 from the Collector of Stamp (HQ), Delhi on account of verification of records pertaining to Stamp duty chargeable on the basis of broker's Note for the period 2010 to 21.11.2014. Matter is sub-judice and has been stayed by jurisdictional High Court at Delhi vide its order dated 09/12/2014 until further order.

5 (b) One of the subsidiary company SMC Comtrade Limited has received a show cause notice of demand dated 05/01/2015 from the Office of The Collector of Stamps, Delhi, on account of levy of stamp duty on commodity transactions. The matter is sub-judice and has been stayed by jurisdictional High Court at Delhi vide its order dated 19/01/2015 in the matter of WP/C/516/2015 and matter was adjourned to 25th July, 2019.

39.02 Other litigations

1 Title of the property located at Office no 205, 2nd Floor, Plot no 4A, Community Centre, 21st Century Plaza, Sector 8, Rohini, New Delhi having book value of ₹ 46.12 Lakhs in parent company is under dispute and sealed due to the allegation of acquisition of the said property by the transferor from the funds of Ganga Yamuna Finvest Pvt. Ltd, which is under liquidation.

2 The group is subject to legal proceedings and claims, which have arisen in the ordinary course of business. The group's management does not reasonably expect that these legal actions, when ultimately concluded and determined, will have a material and adverse effect on the group's results of operations and financial condition.

Pending completion of the legal process the impact of liability, if any, cannot be ascertained at this stage, however, management believes that, based on legal advice, the outcome of these contingencies will be favorable and that outflow of economic resources is not probable.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M. No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

39.03 Commitments

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Contracts remaining to be executed on account of capital (net of advances)			
For purchase of software	32.00	-	25.50
For purchase of office building	175.00	175.00	239.28

40 Disclosure under The Micro, Small and Medium Enterprises Development Act, 2006

The Company has sent letters to vendors to confirm whether they are covered under micro, small and medium enterprise development act 2006 as well as they have filed required memorandum with prescribed authority. Out of the letter sent to the party, no confirmation have been received till the date of finalisation of balance sheet. Based on and to the extent of the information received by the Company from the suppliers regarding their status under the Micro, Small and Medium Enterprises Development Act, 2006 (MSMED Act) and relied upon by the auditors, the relevant particulars as at the year end are furnished below:

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
The Principal amount remaining unpaid at the year end	-	-	-
The Interest amount remaining unpaid at the year end	-	-	-
The amount of interest paid by the buyer under MSMED Act, 2006 along with the amount of the payment made to the supplier beyond the appointed day during the year	-	-	-
The amount of interest due and payable for the year(where the principal has been paid but interest under the MSMED Act, 2006 not paid)	-	-	-
The amount of interest accrued and remaining unpaid at the year end	-	-	-
The amount of further interest remaining due and payable even in the succeeding years, until such date when the interest dues above are actually paid to the small enterprise, for the purpose of disallowance as a deductible expenditure under section 23 of MSMED Act, 2006	-	-	-

41 Disclosure on frauds pursuant to RBI Master direction

The company listed at "c" in note no. 1.04 has detected and reported frauds to RBI for the year amounted to ₹ 637.81 Lakhs (Previous year ₹ 1.5 Lakhs).

42 Financial Instruments

42.01 Financial instruments by category

The carrying value and fair value of financial instruments by categories as of March 31, 2019 were as follows:

₹ in Lakhs

Particulars	Amortised cost / Transaction price	Financial assets/liabilities carried at fair value through profit and loss		Financial assets/liabilities carried at fair value through OCI		Total carrying value	Total fair value
		Designated upon initial recognition	Mandatorily required	Designated upon initial recognition	Mandatorily required		
Assets:							
Cash and cash equivalents	7,142.77	-	-	-	-	7,142.77	7,142.77
Other bank balances	44,903.79	-	-	-	-	44,903.79	44,903.79
Trade receivables	78,631.87	-	-	-	-	78,631.87	78,631.87
Other receivables	4,067.56	-	-	-	-	4,067.56	4,067.56
Loans	57,052.65	-	-	-	-	57,052.65	57,052.65
Investments	11.74	556.49	16,643.23	-	2,308.64	19,520.10	19,520.10
Other financial assets	647.43	-	8,782.82	-	-	9,430.25	9,430.25
Total	**1,92,457.81**	**556.49**	**25,426.05**	**-**	**2,308.64**	**2,20,748.99**	**2,20,748.99**
Liabilities:							
Trade payables	24,629.46	-	-	-	-	24,629.46	24,629.46
Other payables	348.55	-	-	-	-	348.55	348.55
Debt securities	133.10	-	-	-	-	133.10	133.10
Borrowings	73,843.20	-	-	-	-	73,843.20	73,843.20
Deposits	1,372.97	-	-	-	-	1,372.97	1,372.97
Other financial liabilities	59,470.05	-	3,682.74	-	-	63,152.79	63,152.79
Total	**1,59,797.33**	**-**	**3,682.74**	**-**	**-**	**1,63,480.07**	**1,63,480.07**

The carrying value and fair value of financial instruments by categories as of March 31, 2018 were as follows:

₹ in Lakhs

Particulars	Amortised cost / Transaction price	Financial assets/ liabilities carried at fair value through profit and loss		Financial assets/liabilities carried at fair value through OCI		Total carrying value	Total fair value
		Designated upon initial recognition	Mandatorily required	Designated upon initial recognition	Mandatorily required		
Assets:							
Cash and cash equivalents	7,366.26	-	-	-	-	7,366.26	7,366.26
Other bank balances	38,997.00	-	-	-	-	38,997.00	38,997.00
Trade receivables	41,464.90	-	-	-	-	41,464.90	41,464.90
Other receivables	4,281.27	-	-	-	-	4,281.27	4,281.27
Loans	54,911.43	-	-	-	-	54,911.43	54,911.43
Investments	11.76	8.87	10,372.46	-	3,175.19	13,568.28	13,568.28
Other financial assets	485.70	-	6,446.07	-	-	6,931.77	6,931.77
Total	**1,47,518.32**	**8.87**	**16,818.53**	**-**	**3,175.19**	**1,67,520.91**	**1,67,520.91**
Liabilities:							
Trade payables	24,983.79	-	-	-	-	24,983.79	24,983.79
Other payables	778.55	-	-	-	-	778.55	778.55
Debt securities	-	-	-	-	-	-	-
Borrowings	51,439.02	-	-	-	-	51,439.02	51,439.02
Deposits	898.86	-	-	-	-	898.86	898.86
Other financial liabilities	37,029.95	-	1,303.35	-	-	38,333.30	38,333.30
Total	**1,15,130.17**	**-**	**1,303.35**	**-**	**-**	**1,16,433.52**	**1,16,433.52**

R. GOPAL & ASSOCIATES
S.K. AGARWAL
NEW DELHI
M. No. 093209
CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD.
New Delhi

The carrying value and fair value of financial instruments by categories as of April 1, 2017 were as follows: ₹ in Lakhs

Particulars	Amortised cost / Transaction price	Financial assets/ liabilities carried at fair value through profit and loss		Financial assets/liabilities carried at fair value through OCI		Total carrying value	Total fair value
		Designated upon initial recognition	Mandatorily required	Designated upon initial recognition	Mandatorily required		
Assets:							
Cash and cash equivalents	12,744.10	-	-	-	-	12,744.10	12,744.10
Other bank balances	32,218.81	-	-	-	-	32,218.81	32,218.81
Trade receivables	35,382.63	-	-	-	-	35,382.63	35,382.63
Other receivables	4,233.47	-	-	-	-	4,233.47	4,233.47
Loans	30,009.22	-	-	-	-	30,009.22	30,009.22
Investments	58.96	5,142.81	7,083.60	-	8,846.30	21,131.67	21,131.67
Other financial assets	515.04	-	9,054.77	-	-	9,569.81	9,569.81
Total	**1,15,162.23**	**5,142.81**	**16,138.37**	**-**	**8,846.30**	**1,45,289.71**	**1,45,289.71**
Liabilities:							
Trade payables	22,721.21	-	-	-	-	22,721.21	22,721.21
Other payables	400.40	-	-	-	-	400.40	400.40
Debt securities	-	-	-	-	-	-	-
Borrowings	33,090.18	-	-	-	-	33,090.18	33,090.18
Deposits	295.44	-	-	-	-	295.44	295.44
Other financial liabilities	38,283.24	-	4,268.65	-	-	42,551.89	42,551.89
Total	**94,790.47**	**-**	**4,268.65**	**-**	**-**	**99,059.12**	**99,059.12**

42.02 The company derecognised investment in equity instruments measured at fair value through other comprehensive income during the year under PMS strategy / other business decisions on the basis of commercial prudence. The gain in INR is ₹ 151.25 lakhs and loss is ₹ 104.33 lakhs for the year ended March 31, 2019 and gain of ₹ 534.28 lakhs for the year ended March 31, 2018.

42.03 Collateral

(A) Assets pledged as collateral

The company has pledged its certain assets as collateral for liabilities for the contingent liabilities. The below table set out the assets held as collateral:

₹ in Lakhs

Particulars	As at					
	March 31, 2019		March 31, 2018		April 1, 2017	
	Collateral	Non-collateral	Collateral	Non-collateral	Collateral	Non-collateral
Assets:						
Cash and cash equivalents	-	7,142.77	-	7,366.26	-	12,744.10
Other bank balances	44,839.78	64.01	38,920.98	76.02	31,646.89	571.92
Trade receivables	55,739.94	22,891.93	28,406.25	13,058.65	19,905.00	15,477.63
Other receivables	-	4,067.56	-	4,281.27	-	4,233.47
Loans	9,482.39	47,570.26	12,083.58	42,827.85	710.20	29,299.02
Investments	5,594.01	13,926.09	8,116.00	5,452.28	3,900.00	17,231.67
Other financial assets	-	9,430.25	-	6,931.77	-	9,569.81
Total	**1,15,656.12**	**1,05,092.87**	**87,526.81**	**79,994.10**	**56,162.09**	**89,127.62**

R. GOPAL & ASSOCIATES CHARTERED ACCOUNTANTS S.K. AGARWAL M.No. 093209 NEW DELHI

SMC GLOBAL SECURITIES LTD. New Delhi

(B) Asset taken as collateral

The Company holds collateral and other credit enhancements against certain of its credit exposures. The table below sets out the principal types of collateral held against different types of financial assets.

₹ in Lakhs

Particulars	As at					
	March 31, 2019		March 31, 2018		April 1, 2017	
	Value of asset	Fair value of collateral held	Value of asset	Fair value of collateral held	Value of asset	Fair value of collateral held
Assets:						
Cash and cash equivalents	7,142.77	-	7,366.26	-	12,744.10	-
Other bank balances	44,903.79	-	38,997.00	-	32,218.81	-
Trade receivables						
Secured	63,066.76	12,31,270.99	22,159.78	5,75,819.03	19,846.97	11,21,790.10
Unsecured	15,565.11	-	19,305.12	-	15,535.66	-
Other receivables	4,067.56	-	4,281.27	-	4,233.47	-
Loans						
Secured	37,094.66	95,310.22	43,078.30	82,592.02	23,723.15	54,639.91
Unsecured	19,957.99	-	11,833.13	-	6,286.07	-
Investments	19,520.10	-	13,568.28	-	21,131.67	-
Other financial assets	9,430.25	-	6,931.77	-	9,569.81	-
Total	**2,20,748.99**	**13,26,581.21**	**1,67,520.91**	**6,58,411.05**	**1,45,289.71**	**11,76,430.01**

42.04 Fair value hierarchy

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).

Level 3 - Inputs for the assets or liabilities that are not based on observable market data (unobservable inputs).

The following table presents fair value hierarchy of assets and liabilities measured at fair value on a recurring basis as at March 31, 2019:

₹ in Lakhs

Particulars	As at March 31, 2019	Fair value measurement at end of the reporting year using		
		Level 1	Level 2	Level 3
Assets				
Investments				
Equity instruments	18,721.10	18,685.37	-	35.73
Share in partnership firm	11.74	-	-	11.74
Mutual Funds	200.84	200.84	-	-
Bonds	586.42	586.42	-	-

The following table presents fair value hierarchy of assets and liabilities measured at fair value on a recurring basis as at March 31, 2018:

₹ in Lakhs

Particulars	As at March 31, 2018	Fair value measurement at end of the reporting year using		
		Level 1	Level 2	Level 3
Assets				
Investments				
Equity instruments	11,906.85	11,866.12	-	40.73
Share in partnership firm	11.76	-	-	11.76
Mutual Funds	121.84	121.84	-	-
Bonds	1,527.83	1,527.83	-	-

The following table presents fair value hierarchy of assets and liabilities measured at fair value on a recurring basis as at April 1, 2017:

₹ in Lakhs

Particulars	As at April 1, 2017	Fair value measurement at end of the reporting year using		
		Level 1	Level 2	Level 3
Assets				
Investments				
Equity instruments	9,376.66	9,315.93	-	60.73
Share in partnership firm	58.96	-	-	58.96
Mutual funds	89.65	89.65	-	-
Bonds	11,606.40	11,606.40	-	-

SMC GLOBAL SECURITIES LTD. New Delhi

Valuation techniques used to determine fair value

Following valuation techniques has been used for fair valuation off the assets:

(a) For Mutual Fund investments net asset value (NAV) is used as the fair value of investment.

(b) For Equity instrument quoted the market value is taken as the fair value.

42.05 Financial risk management

Financial risk factors

This note presents the information about the group's exposure to financial risks, the Company's objectives, policies and processes for measuring and managing risk and the Company's management of capital.

The group has exposure to the following risks arising from financial instruments:

- Credit risk;
- Liquidity risk and
- Market risk

42.06 Financial Risk management framework

The Board of Directors has overall responsibility for the establishment and oversight of the Group's risk management framework. Financial risk management within the Group is governed by policies and guidelines approved by the management. The Board has established a Risk Management Committee which is responsible for developing and monitoring the Group's risk management policies. Group's policies and guidelines cover areas such as cash management, investment of excess funds and raising of debt and are managed by segregated functions within the Group.

The Group's risk management policies and procedures are established to identify and analyse the risks faced by the Group, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group's activities. The Group, through its training and management standards and procedures, aims to maintain a disciplined and constructive control environment in which all employees and stakeholders understand their roles and obligations.

Different types of risks arising from financial instruments as identified by the Group above have been explained below:

42.07 Credit risk

The credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Group's receivable from clients and exchange and trading members, loan and advances, investments other than the quoted securities given. Credit risk in respect of quoted securities is expected to have a direct correlation with the quoted market prices and risk.

The Group is exposed to the risk that third parties that owe money or securities will not perform their obligations. Such third parties include clients/customers, trading members, exchanges, clearing houses, and other financial intermediaries. These parties may default on their obligations owed to the Group due to insolvency, lack of liquidity, operational failure, government or other regulatory intervention or other reasons. In these circumstances, the Group is exposed to risks arising, for example, from holding securities of third parties; executing securities trades that fail to settle at the required time due to non-delivery by the counterparty trading members, exchanges, clearing houses or other financial intermediaries. Significant failures by third parties to timely perform their obligations owed could materially and adversely affect the Group's financial position, and ability to borrow in the credit markets and ability to operate the business.

For the risk management purposes, the Company considers and consolidates all elements of credit risk exposures such as individual obligator default risk, country and sector risk.

Management / mitigation of credit risk

The Group operates in a highly regulated environment which limits its credit risk against exchanges and clearing houses. The Group collects upfront margins in form of funds and/or securities/commodities from clients and trading members against their trading positions. The Group monitors positions, margins, mark to market losses and risks on real time basis through risk management systems and policies specially designed to mitigate the credit risk.

The Company's Board of Directors has delegated responsibility for the oversight of credit risk to the Risk Management Committee ("the Committee"). The Committee is responsible for management of the Group's credit risk, including the following:

(i) Formulating credit policies in consultation with business units, covering collateral requirements, credit assessment, risk grading and reporting, documentary and legal procedures, and compliance with regulatory and statutory requirements.

(ii) Establishing the organizational structure for the approval of new customers or counter parties. Authorization limits are allocated to business unit credit officers or the Arbitrager as appropriate.

(iii) Providing advice, guidance and specialised skills to business units through periodic reviews to promote best practices throughout the Company in the management of credit risk.

(iv) The Committee assesses the credit worthiness of client or counterparties, prior to taking exposure on them. Accordingly, limits are assigned and the monitoring mechanism ensures that exposure to single client does not cross the laid down threshold limits. Collateral securities are also collected from clients to cover the exposure.

(v) Limiting concentrations of exposure to counterparties, geographies and industries (for loans and advances and similar exposures), and by issuer, credit rating bond, market liquidity and country (for investment securities and trading assets).

(vi) Reviewing compliance of business units with agreed exposure limits, including those for selected industries, country risk and product types. Regular reports on the credit quality of local portfolios are provided to the management, which may require appropriate corrective action to be taken.

R. GOPAL & ASSOCIATES CHARTERED ACCOUNTANTS S.K. AGARWAL M.No. 093209 NEW DELHI

SMC GLOBAL SECURITIES LTD. New Delhi

The Board of Directors has also constituted Audit Committee, which is responsible for evaluation of internal financial controls and risk management systems. The internal auditor of the Group conducts regular internal audits of various business units to identify scope of improvement/enhancement of the Group's processes, quality control, fraud prevention and legal compliance. The internal audit reports are reviewed by audit committee and also placed with the Board.

The Group also run the financing business through it's subsidiary Moneywise Financial Services Private Limited. The Company is exposed to high credit risk due to the inherent limitation of the business. The Company lends both secured and unsecured loans to its customer. To mitigate the credit risk the Company has implemented a loan policy to identify the broad principles which the Company follows to accept borrowers and loan proposals, to manage loan portfolio, and recover its dues so as to protect business revenues with consumer satisfaction. To reduce the credit risk in financing, the Company performs a detail credit assessment on the prospective borrower or seek security over some assets of the borrower or a guarantee from a third party. The Company takes all reasonable and business precautions through policies and procedures to mitigate and manage the credit risk. The senior management in the Company is responsible for evaluation of internal financial controls and risk management systems. The Company conducts regular internal audits of various business units to identify scope of improvement/enhancement of the Company's processes, quality control, fraud prevention and legal compliance. The internal audit reports are reviewed by audit committee and also placed with the Board. While considering loan proposals, the Company also manages risk through limiting concentration of exposure to individual borrowers, industry, underlying collateral, etc. All Loans to customers are sanctioned based on various factors like financials analysis, credit worthiness of the customer, market references, and historical client relations with Company and future business prospects. The Company collects upfront collateral and pledge securities for the loans and advances granted wherever required. Despite all the measure taken by the Company and its management it is inherent in the financing business that the customer may default in the repayment of the loan granted to them. The Company employs all recovery procedures including follow up with customer for payment, legal remedies for recovery, invocation and sale of collateral.

Credit exposure:

The carrying amount of financial assets represents the maximum credit exposure. The maximum exposure to credit risk at the reporting date was:

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Trade receivables	78,631.87	41,464.90	35,382.63
Other receivables	4,067.56	4,281.27	4,233.47
Loans	57,052.65	54,911.43	30,009.22
Investments	19,520.10	13,568.28	21,131.67
Other financial assets	9,430.25	6,931.77	9,569.81
Total	**1,68,702.43**	**1,21,157.65**	**1,00,326.80**

Loan to Value (LTV) for loan and advances to customer

The general creditworthiness of a customer tends to be the most relevant indicator of credit quality of a loan extended to it. However, collateral provides additional security and the Company generally requests borrowers to provide it. The Company may take collateral in the form of a charge over real estate, floating charges over pledge of securities or other assets and other liens and guarantees.

The tables below stratify credit exposures from secured loans and advances to customers which has become non performing assets by ranges of loan-to-value (LTV) ratio. LTV is calculated as the ratio of the gross amount of the loan-to the value of the collateral. The gross amounts exclude any impairment allowance. The valuation of the collateral excludes any adjustments for obtaining and selling the collateral.

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Less than equal to 50 %	1,838.68	818.23	506.02
51 - 70%	-	-	-
71 - 90%	-	-	-
91 - 100%	-	-	-
more than 100%	572.53	-	540.97
Total	**2,411.21**	**818.23**	**1,046.99**

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093208 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

Credit quality of debt securities

The Group invests/trades in the debt instruments. These debt instrument are posed to the credit risk. The table below sets out the credit quality of debt securities.

₹ in Lakhs

Particulars	As at		
	March 31, 2019	March 31, 2018	April 1, 2017
Government bonds:			
Rated sovereign	56.13	27.95	28.14
Corporate bonds:			
Rated AAA	158.38	386.09	8,563.78
Rated AA- to AA+	45.21	523.17	1,760.36
Rated A- to A+	142.98	583.94	1,254.12
Rated BBB-	170.76	-	-
Rated C	-	6.68	-
Rated D	12.96	-	-
Fair value and carrying amount	**586.42**	**1,527.83**	**11,606.40**

Following are the reconciliations of the provision for impairment of financial assets

The Group monitors its financial assets for their quality and repayment. If there are any indicators of impairment on management assessment of these assets, these are provided for. The Group follows ECL method of impairment for the purpose of impairment of financial assets.

Following are the reconciliations of the provision for impairment of financial assets ₹ in Lakhs

Particulars	As at							
	March 31, 2019				March 31, 2018			
	Trade receivable	Other receivables	Loans	Investments	Trade receivables	Other receivables	Loans	Investments
Opening balance at the beginning of the year	1,953.85	38.38	2,396.43	357.00	2,683.42	61.92	2,522.59	437.00
Addition/reversal during the year	207.17	(3.00)	617.06	(42.00)	151.79	6.12	58.34	20.00
Exchange difference	-	-	(1.88)	-	-	-	-	-
Written off	(349.38)	-	(516.01)	-	(881.36)	(29.66)	(184.50)	(100.00)
Closing balance at the end of the year	**1,811.64**	**35.38**	**2,495.60**	**315.00**	**1,953.85**	**38.38**	**2,396.43**	**357.00**

42.08 Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group require sufficient liquidity to meet their obligations. Individual companies are generally responsible for their own fund management, including the short-term investment of surpluses and the raising of loans to cover deficits from third parties/companies.

The Group's primary liquidity requirements are to finance the working capital needs, which are typically towards margin maintenance at various exchanges and repayment of borrowings and disbursal of Loans to customer. The principal portion of the working capital requirement is utilized by :

(a) depositing funds with banks to obtain term deposits and guarantees towards margins payable to the exchanges/clearing houses;
(b) payments to stock exchanges/clearing houses towards settlement obligations;
(c) payment towards purchase of various trading assets;
(d) disbursement of loans to customers;
(e) repayment of borrowings/credit lines taken; and
(f) meeting expenses incurred for operations.

Management of liquidity risk

Working capital requirements fluctuate on a regular basis depending on the business requirements. The Group's approach to managing liquidity is to ensure, as far as possible to have sufficient funds to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group's reputation.

To fund the working capital requirements, the Group currently relies principally on internal accruals and short term credit facilities from banks and financial institutions against pledge of term deposits, receivables from clients and investments carried at fair value through profit and loss. By maintaining sufficient liquid funds and drawing facilities with banks, the Group comfortably meets the foreseeable liabilities in the present and immediate future, as well as unforeseeable contingencies.

Central treasury receives information from business units regarding the liquidity profile of their financial assets and liabilities and projected cash flows. Central treasury maintains surplus funds in cash and cash equivalents including term deposits with banks and in investment securities for which there is an active and liquid market. These assets can be readily sold to meet liquidity requirements. Hence, the group believes that the above monetary mechanism adequately addresses the liquidity risk.

R. GOPAL & ASSOCIATES ★ CHARTERED ACCOUNTANTS ★ S.K. AGARWAL M.No. 093209 NEW DELHI

SMC GLOBAL SECURITIES LTD. ★ New Delhi

SMC GLOBAL SECURITIES LIMITED
Notes to consolidated financial statements

Maturity analysis for financial assets and financial liabilities

March 31, 2019 ₹ in Lakhs

Particulars	Carrying amount	1-90 days	91-180 days	181-365 days	1-2 years	2-5 years	More than 5 years
Assets:							
Cash and cash equivalents	7,142.77	7,142.77	-	-	-	-	-
Other bank balances	44,903.79	9,726.58	8,136.80	14,796.34	6,375.75	5,868.32	-
Trade receivables	78,631.87	78,561.06	-	-	70.81	-	-
Other receivables	4,067.56	268.20	-	0.20	1.80	2.63	3,794.73
Loans	57,052.65	3,361.71	3,814.75	21,368.37	22,882.33	2,411.04	3,214.45
Investments	19,520.10	18,736.74	-	-	-	771.62	11.74
Other financial assets	9,430.25	9,430.25	-	-	-	-	-
Total	**2,20,748.99**	**1,27,227.31**	**11,951.55**	**36,164.91**	**29,330.69**	**9,053.61**	**7,020.92**
Liabilities:							
Trade payables	24,629.46	24,629.46	-	-	-	-	-
Other payables	348.55	348.55	-	-	-	-	-
Debt securities	133.10	133.10	-	-	-	-	-
Borrowings*	73,843.20	531.58	489.62	70,886.06	1,411.60	524.34	-
Deposits	1,372.97	-	-	-	1,372.97	-	-
Other financial liabilities	63,152.79	62,844.28	24.00	-	-	-	284.51
Total	**1,63,480.07**	**88,486.97**	**513.62**	**70,886.06**	**2,784.57**	**524.34**	**284.51**

March 31, 2018 ₹ in Lakhs

Particulars	Carrying amount	1-90 days	91-180 days	181-365 days	1-2 years	2-5 years	More than 5 years
Assets:							
Cash and cash equivalents	7,366.26	7,366.26	-	-	-	-	-
Other bank balances	38,997.00	5,630.17	4,053.06	14,296.17	9,873.62	5,143.98	-
Trade receivables	41,464.90	41,147.01	-	-	317.89	-	-
Other receivables	4,281.27	324.74	-	0.20	-	3.03	3,953.30
Loans	54,911.43	3,708.75	9,509.00	17,449.03	20,966.00	2,064.65	1,214.00
Investments	13,568.28	11,810.75	-	-	-	1,745.77	11.76
Other financial assets	6,931.77	6,931.77	-	-	-	-	-
Total	**1,67,520.91**	**76,919.45**	**13,562.06**	**31,745.40**	**31,157.51**	**8,957.43**	**5,179.06**
Liabilities:							
Trade payables	24,983.79	24,983.79	-	-	-	-	-
Other payables	778.55	778.55	-	-	-	-	-
Debt securities	-	-	-	-	-	-	-
Borrowings*	51,439.02	377.09	525.49	46,916.49	1,813.90	1,806.05	-
Deposits	898.86	-	-	-	898.86	-	-
Other financial liabilities	38,333.30	38,091.93	24.00	-	-	-	217.37
Total	**1,16,433.52**	**64,231.36**	**549.49**	**46,916.49**	**2,712.76**	**1,806.05**	**217.37**

April 1, 2017 ₹ in Lakhs

Particulars	Carrying amount	1-90 days	91-180 days	181-365 days	1-2 years	2-5 years	More than 5 years
Assets:							
Cash and cash equivalents	12,744.10	12,744.10	-	-	-	-	-
Other bank balances	32,218.81	5,525.15	2,584.13	12,931.38	8,927.65	2,250.50	-
Trade receivables	35,382.63	35,078.27	-	-	304.36	-	-
Other receivables	4,233.47	356.74	-	-	-	-	3,876.73
Loans	30,009.22	1,157.88	512.40	18,488.17	5,278.51	3,463.06	1,109.20
Investments	21,131.67	18,144.05	-	-	-	2,928.66	58.96
Other financial assets	9,569.81	9,569.81	-	-	-	-	-
Total	**1,45,289.71**	**82,576.00**	**3,096.53**	**31,419.55**	**14,510.52**	**8,642.22**	**5,044.89**
Liabilities:							
Trade payables	22,721.21	22,721.21	-	-	-	-	-
Other payables	400.40	400.40	-	-	-	-	-
Debt securities	-	-	-	-	-	-	-
Borrowings*	33,090.18	71.32	74.36	32,567.26	205.67	171.57	-
Deposits	295.44	-	-	-	295.44	-	-
Other financial liabilities	42,551.89	42,335.33	24.00	-	-	-	192.56
Total	**99,059.12**	**65,528.26**	**98.36**	**32,567.26**	**501.11**	**171.57**	**192.56**

* Bank overdraft is considered having maturity 181-365 days, though most of the overdrafts are renewable annually.

42.09 Market risk

The certain companies in Group participates in trading and investing in various asset classes such as equity, debt securities, commodities, foreign currency and derivatives. These assets classes experience volatility due to economic growth levels, inflation, prices, interest rates, foreign exchange rates and other macro-economic factors. Any changes in market prices of these asset classes will affect the Company's income or the value of its holdings of financial instruments.
The Group segregates its exposure to market risks between price risk, interest rate risk and currency risk.

Management of market risks:

The objective of market risk management is to manage and minimize market risk exposures within acceptable parameters, while optimizing the return on risk. The Group's exposure to market risk is determined by a number of factors, including size, composition and diversification of positions held and market volatility.

(a) Price risk
Trading and investment portfolios include proprietary positions taken in equities, fixed income securities, commodities, foreign currency and their derivatives mainly for availing arbitrage opportunities. All financial assets and liabilities are accounted on fair value basis. Management actively monitors its market risk by reviewing the effectiveness of arbitrage and setting outstanding position limits. The Group manages market risk with central oversight, analysis and formation of risk policy, specific maximum risk levels to which the individual trader must adhere to and real time continuous monitoring by the senior management.
In respect of the proprietary positions, the Group is exposed to volatility in the price of the underlying securities, though substantial part of it is safeguarded by matching counter trade.

(b) Interest rate risk
Interest rate risk arises from movements in interest rates which could have effects on the Group's net income or financial position. Changes in interest rates may cause variations in interest income and expenses resulting from interest-bearing assets and liabilities. Interest rate risk is the risk that the fair value or the future cash flows of a financial instrument will fluctuate because of changes in market interest rates.

The Group's exposure to interest rate risk relates to the loans taken from banks, investment in term deposits placed with banks, investment in debt securities and investments of its excess funds in liquid instruments. A majority of the financing of the Company has come from overdraft facility with banks. The business of the Group is exposed to fluctuation in interest rate for the following activities:
(i) Term deposits placed with banks are generally for short term on fixed interest rates;
(ii) Facilities availed from banks and other financial institutions generally include short term working capital loans on floating interest rates;
(iii) Interest paid by Company on clients' funds earmarked as fixed margin are generally for short term on fixed interest rates.

Management of Interest Rate Risk

Interest rate risk is managed principally through monitoring interest rate gaps and by having pre-approved limits for re-pricing bands. However the Group does not use derivative financial instruments to hedge its interest rate risk.
The Group's investments in majority of term deposits with banks are for both short and long duration, and therefore do not expose the Company to significant interest rate risk. Further significant portion of exposure on term deposits with banks is offset with clients' funds earmarked as margins on fixed rate basis. The interest rates on the overdraft facility availed are marginally higher than the interest rates on term deposits with the banks and generally linked to the term deposit rates with the bank. Accordingly, there is limited interest rate risk exposure on the company.
The Group's exposure to the risk of changes in market interest rates relates primarily to the Company's short-term and long-term debt obligations with floating / fixed interest rates, which are included in loans and borrowings. The loans and borrowings represent loans and borrowing taken both fixed and floating interest rate.

(c) Currency risk
The Group operates internationally and have two foreign subsidiary namely SMC Comex international DMCC and SMC Global USA Inc. Also the Group has one subsidiary whose functional currency is USD based out of Gift city, Gandhinagar, Gujarat, India. The Group does not take any hedge for the investment in the foreign subsidiary accordingly the Group is exposed to the foreign currency risk. However as the size of the companies is not big the foreign currency risk is contained. The Group companies also trade in the foreign currency derivatives. The Group considers the valuation changes in foreign currency derivatives it trades in as part of investment/price risk as those derivatives are exchange traded, managed and monitored based on exchange price and are settled in near term in Indian Rupees.

R. GOPAL & ASSOCIATES * S.K. AGARWAL * NEW DELHI * M.No. 0932.. * CHARTERED ACCO...

SMC GLOBAL SECURITIES LTD. * New Delhi

Exposure

The table below sets out the assets and liabilities subject to price risk.

₹ in Lakhs

Particulars		As at		
		March 31, 2019	March 31, 2018	April 1, 2017
Assets subject to price risk				
Equity instrument fair value through profit and loss		16,643.23	10,372.46	7,083.60
Equity instrument fair value through other comprehensive income		2,077.87	1,534.39	2,293.06
Debt instrument fair value through profit and loss		556.49	8.87	5,142.81
Debt instrument fair value through other comprehensive income		29.93	1,518.96	6,463.59
Mutual fund fair value through other comprehensive income		200.84	121.84	89.65
Derivative financial assets		8,782.82	6,446.07	9,054.77
	(A)	**28,291.18**	**20,002.59**	**30,127.48**
Liabilities subject to price risk				
Derivative financial liabilities		3,682.74	1,303.35	4,268.65
	(B)	**3,682.74**	**1,303.35**	**4,268.65**
Total	**(A-B)**	**24,608.44**	**18,699.24**	**25,858.83**

Sensitivity analysis

Below table shows the sensitivity analysis for different financial instrument

₹ in Lakhs except otherwise stated

Particulars	Risk category	% change increase	% change decrease	For the year ended March 31, 2019		For the year ended March 31, 2018	
				Impact on profit before tax due to increase in parameter	Impact on profit before tax due to decrease in parameter	Impact on profit before tax due to increase in parameter	Impact on profit before tax due to decrease in parameter
Investment in equity instrument fair value through profit and loss, derivatives and inventories*	Price risk	5%	5%	20.01	(66.94)	191.01	(62.53)
Investment in equity & other instruments carried through other than fair value through profit and loss	Price risk	5%	5%	115.43	(115.43)	158.76	(158.76)
Debt instruments	Interest rate risk	1%	1%	(21.94)	23.29	(0.48)	0.56
Borrowings	Interest rate risk	1%	1%	(700.33)	700.33	(458.50)	458.50
Foreign currency (PL)	Foreign currency risk	1%	1%	3.00	(3.00)	(6.82)	6.82
Foreign currency (OCI)	Foreign currency risk	1%	1%	1.47	(1.47)	(5.96)	5.96

*The group engages in proprietary transactions into equities, commodities and derivatives (equities, commodities and currencies). These transactions are primarily undertaken using various arbitrage models to capitalize pricing differences in the markets. Any change in the market prices of their underlying would result in changes in the fair value of these trading assets, trading liabilities and inventories and also result in profit/loss on futures positions.

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

SMC GLOBAL SECURITIES LIMITED
Notes to consolidated financial statements

43 Related party disclosures

As per Ind AS 24, the disclosures of transactions with related parties are given below :

43.01 List of related parties where control exists and also other related parties with whom transactions have taken place and relationships :

Sr. No.	Name of related parties	Relationship
1	Mr. Subhash Chand Aggarwal	Key managerial personnel
2	Mr. Mahesh Chand Gupta	Key managerial personnel
3	Mr. Ajay Garg	Key managerial personnel
4	Mr. Anurag Bansal	Key managerial personnel
5	Mr. Vinod Kumar Jamar	Key managerial personnel
6	Mr. Suman Kumar	Key managerial personnel
7	Mr. Himanshu Gupta	Director
8	Ms. Shruti Aggarwal	Director
9	Ms. Madhu Vij	Independent director
10	Mr. Satish Chandra Gupta (upto 25/03/2019)	Independent director
11	Mr. Kundan Mal Aggarwal	Independent director
12	Mr. Hari Das Khunteta	Independent director
13	Mr. Naveen ND Gupta	Independent director
14	Mr. Chandra Wadhwa	Independent director
15	Mr. Roop Chand Jindal	Independent director
16	Mr. Rajendra Prasad Mahipal	Independent director
17	Ms. Nidhi Bansal (remuneration paid upto 31/01/2019)	Relative of key managerial personnel
18	Ms. Reema Garg	Relative of key managerial personnel
19	Ms. Meetu Goel	Relative of key managerial personnel
20	Pulin Investments Private Limited	Enterprises in which key managerial personnel are able to exercise significant influence
21	SMC Share Brokers Limited	Enterprises in which key managerial personnel are able to exercise significant influence

Note : Related party relationship is as identified by the company and relied upon by the auditors.

43.02 Disclosure of transactions between the company & related parties:-

₹ in Lakhs

Sr. No.	Particulars of transactions	Relationship	For the year ended March 31, 2019	For the year ended March 31, 2018
1	**Remuneration**			
	Salaries, wages & other benefits	Key managerial personnel	398.01	385.29
	Contribution to defined benefit plan	Key managerial personnel	30.12	28.95
	Total		**428.13**	**414.24**
	Directors sitting fee	Independent director	22.40	29.75
2	**Remuneration**			
	Salaries, wages & other benefits	Relative of key managerial personnel	56.87	53.07
	Contribution to defined benefit plan	Relative of key managerial personnel	5.37	5.17
	Total		**62.24**	**58.24**

- Transactions with KMPs and their relatives through stock exchanges / depositories in the normal course of business have not been disclosed as the same have been transacted at prevailing market prices under online trade mechanism and not material in nature.

43.03 Balances outstanding

₹ in Lakhs

Sr. No.	Particulars	Relationship	As at March 31, 2019	As at March 31, 2018	As at April 1, 2017
1	**Loans**				
	Pulin Investments Private Limited	Enterprises in which key managerial personnel are able to exercise significant influence	-	-	3.09
2	**Deposits**				
	SMC Share Brokers Limited	Enterprises in which key managerial personnel are able to exercise significant influence	-	-	20.44

R. GOPAL & ASSOCIATES * S.K. AGARWAL * NEW DELHI * M. No. 093209 * CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. * New Delhi

44 Segment reporting

Ind AS 108 establishes standards for the way that public business enterprises report information about operating segments and related disclosures about products and services, geographic areas, and major customers. Based on the "management approach" as defined in Ind AS 108, the Chief Operating Decision Maker (CODM) evaluates the group's performance and allocates resources based on analysis of various performance indicators by business segments and geographic segments. Accordingly, information has been presented both along industry classes and geographic segmentation of customers, industry being the primary segment. Secondary segmental reporting is performed on the basis of the geographical location of customers. The accounting principles used in the preparation of the financial statements are consistently applied to record revenue and expenditure in individual segments, and are as set out in the note on significant accounting policies.

Business Segment:

The Group has three reportable segments, as described below, which are the Group's Lines of Business (LoBs). The LoBs offer different products and services, and are managed separately because the nature of products and method used to distribute the services are different.

The following summary describes the operations in each of the Group's reportable segments:

1. Trading and distribution primarily comprises
   a. Brokerage on dealing in shares, commodities, currency, derivatives and other securities on behalf of customers;
   b. Proprietary trading in shares, commodities, currency, derivatives and other securities;
   c. Clearing services;
   d. Depositary services rendered as depository participant;
   e. Distribution of third party financial products and
   f. Insurance broking services

2. Advisory services primarily comprises portfolio and wealth management, mortgage and loan advisory, real estate broking and investment banking services.

3. Financing services primarily comprises business of providing loans.

For these LoBs, the Group's Leadership Team comprising of Chairman, Vice-Chairman, Chief Executive Officer and Group Chief Financial Officer, reviews internal management reports. Accordingly, the leadership team is construed to be the Chief Operating Decision Maker (CODM).

Geographical Segment:

The geographical segments have been identified by the location of the customers and business operations of the group and the same have been considered as secondary segments viz within India and Outside India.

44.01 Primary segment information

₹ in Lakhs

Particulars	Trading and Distribution		Advisory		Financing		Elimination		Total	
	2018-19	2017-18	2018-19	2017-18	2018-19	2017-18	2018-19	2017-18	2018-19	2017-18
Segment revenue										
External revenue	62,210.67	54,914.70	3,852.36	2,901.75	9,884.04	7,719.61	-	-	75,947.07	65,536.06
Inter segment revenue	1,949.63	2,502.56	217.09	370.05	155.94	485.58	(2,322.66)	(3,358.19)	-	-
Total	**64,160.30**	**57,417.26**	**4,069.45**	**3,271.80**	**10,039.98**	**8,205.19**	**(2,322.66)**	**(3,358.19)**	**75,947.07**	**65,536.06**
Expenses										
Fee and commission expenses	33,203.94	26,943.39	541.03	503.40	599.68	287.87	(188.77)	(308.16)	34,155.88	27,426.50
Employee benefits expenses	11,826.11	10,937.56	2,505.09	2,312.14	626.27	427.80	-	-	14,957.47	13,677.50
Finance costs	4,594.67	3,788.14	238.56	192.21	3,486.21	2,348.96	(2,031.65)	(1,714.73)	6,287.79	4,614.58
Depreciation, amortization and impairment	1,041.83	781.75	49.82	50.82	42.93	26.07	-	-	1,134.58	858.64
Impairment on financial instruments	377.63	738.11	127.58	(27.59)	442.25	78.34	(168.23)	(552.61)	779.23	236.25
Other expenses	7,899.41	9,026.60	1,403.72	1,435.83	342.82	317.38	(102.24)	(105.22)	9,543.71	10,674.59
Segment expense	**58,943.59**	**52,215.55**	**4,865.80**	**4,466.81**	**5,540.16**	**3,486.42**	**(2,490.89)**	**(2,680.72)**	**66,858.66**	**57,488.06**
Profit before share of profit/(loss) of joint venture and tax	**5,216.71**	**5,201.71**	**(796.35)**	**(1,195.01)**	**4,499.82**	**4,718.77**	**168.23**	**(677.47)**	**9,088.41**	**8,048.00**
Share in profit/(loss) in joint venture accounted using equity method of accounting	-	-	(0.02)	(107.20)	-	-	-	-	(0.02)	(107.20)
Profit before tax	**5,216.71**	**5,201.71**	**(796.37)**	**(1,302.21)**	**4,499.82**	**4,718.77**	**168.23**	**(677.47)**	**9,088.39**	**7,940.80**
Tax expense	1,527.76	1,678.28	(290.38)	(381.94)	1,317.34	1,475.99	-	-	2,554.72	2,772.33
Profit after tax	**3,688.95**	**3,523.43**	**(505.99)**	**(920.27)**	**3,182.48**	**3,242.78**	**168.23**	**(677.47)**	**6,533.67**	**5,168.47**
Other information										
Segment assets	1,70,151.40	1,19,611.11	2,046.67	2,344.26	57,908.52	55,478.86	-	-	2,30,106.59	1,77,434.23
Segment liabilities	1,44,870.27	98,680.70	1,924.07	1,007.06	20,250.07	19,890.96	-	-	1,67,044.41	1,19,578.72

R. GOPAL & ASSOCIATES S.K. AGARWAL NEW DELHI M.No. 093209 CHARTERED ACCOUNTANTS

SMC GLOBAL SECURITIES LTD. New Delhi

44.02 Secondary segment information

₹ in Lakhs

Particulars	2018-19	2017-18
Segment revenue - external		
Within India	74,395.57	64,532.71
Outside India	1,551.50	1,003.35
Total	**75,947.07**	**65,536.06**
Other information		
Segment assets		
Within India	2,20,665.32	1,65,876.41
Outside India	9,441.27	11,557.82
Segment liabilities		
Within India	1,58,671.11	1,09,217.50
Outside India	8,373.30	10,361.22

In terms of our report of even date attached
For R. Gopal & Associates
Chartered Accountants
Firm Registration No.: 000846C

S.K Agarwal
Partner
Membership No.: 093209

Place: Gurugram
Date: May 11, 2019

For and on behalf of the Board

S.C. Aggarwal
Chairman & Managing
DIN: 00003267

Mahesh C. Gupta
Vice-Chairman & Managing
DIN: 00003082

Ajay Garg
Director & CEO
DIN: 00003166

Vinod Kumar Jamar
Group CFO

Suman Kumar
Company Secretary